                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             CNA Surety Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 [COMPANY NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             CNA SURETY CORPORATION
                                   CNA CENTER
                                 333 S. WABASH
                            CHICAGO, ILLINOIS 60685
                                 (312) 822-5000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ON APRIL 25, 2006

To: The Shareholders of CNA Surety Corporation

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNA Surety Corporation (the "Company") will be held at the Company's business offices located at CNA Center, 41-South, 333 S. Wabash, Chicago, IL 60685, on Tuesday, April 25, 2006 , at 9:00 A.M. CDT, for the following purposes:

     1. To elect seven directors to serve one-year terms, commencing immediately upon their election, or to serve until their respective successors are duly elected and qualified;

     2. To approve the Company's proposed 2006 Long-Term Equity Compensation
        Plan.

     3. To ratify the Audit Committee's appointment of the Company's independent registered public accounting firm, Deloitte & Touche , for fiscal year 2006; and

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 1, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to fill in, date, sign and return the enclosed proxy card at your earliest convenience in the enclosed return envelope.

                                          By Order of the Board of Directors

                                          ENID TANENHAUS
                                          Senior Vice President, General Counsel
                                          and Secretary

March 20, 2006
Chicago, Illinois

                                   IMPORTANT:

     PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE POSTPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                             CNA SURETY CORPORATION
                                   CNA CENTER
                                 333 S. WABASH
                            CHICAGO, ILLINOIS 60685
                                 (312) 822-5000

                                PROXY STATEMENT

                                  INTRODUCTION

     This Proxy Statement is being mailed or otherwise furnished to shareholders of CNA Surety Corporation, a Delaware Corporation (the "Company"), on or about
March   , 2006 , in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Shareholders ("the Annual Meeting") of the Company to be held at the Company's business offices located at CNA Center, 41-South, 333 S. Wabash, Chicago, Illinois 60685, at 9:00 A.M. CDT, on Tuesday, April 25, 2006, and at any adjournment thereof. Shareholders who, after reading this Proxy Statement, have any questions should contact Enid Tanenhaus, Secretary of the Company, in Chicago at (312) 822-3895.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, shareholders of the Company will consider and vote upon:

     (i) To elect seven directors to serve one-year terms, commencing immediately upon their election, or to serve until their respective successors are duly elected and qualified;

     (ii) To approve the Company's proposed 2006 Long-Term Equity Compensation Plan.

     (iii) The ratification of the Board's appointment of the Company's independent registered public accounting firm, Deloitte & Touche , for fiscal year 2006; and

     (iv) The transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The date of this Proxy Statement is March 20, 2006.

                               PROXY SOLICITATION

     The enclosed proxy is solicited by the Board. The cost of this proxy solicitation is anticipated to be nominal and will be borne by the Company, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's Common Stock. The solicitation generally will be effected by mail and such cost will include the cost of preparing and mailing the proxy materials. In addition to the use of the mails, proxies also may be solicited by personal interview, telephone, telegraph, telecopy, or other similar means. Although solicitation will be made primarily through the use of the mail, officers, directors, or employees of the Company may solicit proxies personally or by the above described means without additional remuneration for such activity. The Company will arrange for brokerage houses, nominees and other custodians holding common stock of the Company of record to forward proxy-soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them.

                              2005 ANNUAL REPORTS

     Shareholders are concurrently being furnished with a copy of the Company's 2005 Annual Report to Shareholders, which contains its audited financial statements for the year ended December 31, 2005. Additional copies of the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "SEC"), may be obtained through links on the Company's web site, cnasurety.com or by contacting Ruth Jantz, representative of the Company, at CNA Center, Chicago, Illinois 60685, (312) 822-5326, and such copies will be furnished promptly at no expense.

                         VOTING SECURITIES AND PROXIES

     Only shareholders of record at the close of business on March 1, 2006 (the "Record Date"), have the right to receive notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, 43,483,334 shares of the Company's Common Stock, $.01 par value, per share, were issued and outstanding. Each share outstanding on the Record Date for the Annual Meeting entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. The shareholders of a majority of the Company's issued and outstanding Common Stock, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. If, however, a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as a quorum is present or represented. At such time as a quorum is present or represented by proxy, the Annual Meeting will reconvene without notice to shareholders, other than an announcement at the prior adjournment of the Annual Meeting, unless the adjournment is for more than thirty (30) days or a new record date has been set.

     If a proxy in the form enclosed is duly executed and returned, the shares of the Company's Common Stock represented thereby will be voted in accordance with the specifications made thereon by the shareholder. If no such specifications are made, such proxy will be voted (i) for election of the Management Nominees (as hereinafter defined) for directors; (ii) to approve the proposed 2006 Long-term Equity Compensation Plan (iii) for ratification of Deloitte & Touche as the Company's independent registered public accounting firm for fiscal year 2006; and (iv) at the discretion of Proxy Agents (as hereinafter defined) with respect to such other business as may properly come before the Annual Meeting or any adjournment thereof. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, as to the materials specifically proposed herein, broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors. A proxy is revocable at any time prior to its exercise by either a subsequently dated, properly executed proxy appointment which is received by the Company prior to the time votes are counted at the Annual Meeting, or by a shareholder giving notice of revocation to the Company in writing prior to the Annual Meeting or during the Annual Meeting prior to the time votes are counted. The mere presence at the Annual Meeting of a shareholder who appointed a proxy does not itself revoke the appointment.

                       ELECTION OF DIRECTORS (PROPOSAL I)

                       VOTING AND THE MANAGEMENT NOMINEES

     At the Annual Meeting seven directors will be elected to serve one-year terms commencing immediately upon their election, or to serve until their respective successors are duly elected and qualified. The nominees are as follows:
                                Philip H. Britt
                               Lori S. Komstadius
                                 James R. Lewis
                                 Roy E. Posner
                                Robert Tinstman
                               Adrian M. Tocklin
                                 John F. Welch

     Mr. Britt, Ms. Komstadius, Mr. Lewis, Mr. Posner, Mr. Tinstman, Ms. Tocklin and Mr. Welch are currently serving as directors of the Company. For information regarding the Management Nominees, see "Directors and Executive Officers of the Registrant."

     At the Annual Meeting, if a quorum is present, the vote of holders of a majority of the Company's Common Stock having the power to vote present in person or represented by proxy shall elect the directors. It is the present intention of John Corcoran and Enid Tanenhaus, who will serve as the Company's proxy agents at the Annual Meeting (the "Proxy Agents"), to vote the proxies which have been duly executed, dated and delivered and which have not been revoked in accordance with the instructions set forth thereon or if no instruction had been given or indicated, for the election of the Management Nominees as directors. The Board does not believe that any of the Management Nominees will be unwilling or unable to serve as a director. However, if prior to the election of directors any of the Management Nominees becomes unavailable or unable to serve, the Board reserves the right to name a substitute nominee or nominees and the Proxy Agents expect to vote the proxies for the election of such substituted nominee or nominees.

VOTE REQUIRED

     Proposal to elect seven directors requires an affirmative vote of holders of a majority of the voting power represented by shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE MANAGEMENT NOMINEES. IF A CHOICE IS SPECIFIED ON THE PROXY BY A SHAREHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE MANAGEMENT NOMINEES.

               DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The following sets forth the name, age, position and offices with the Company, present principal occupation or employment and material occupations and employment for the past five years of each person who is presently a director, a nominee for director, or an executive officer of the Company.

     PHILIP H. BRITT, age 59; Director of the Company since March 3, 1998. Retired. Senior Vice President, Insurance Industry Division of Bank One, NA (formerly First Chicago NBD) from April 1988 through February 2002; various other positions with First Chicago NBD and its predecessor from 1982 through April 1988.

     JOHN CORCORAN, age 42; Senior Vice President and Chief Financial Officer of the Company since January, 2004; Executive Officer since October 2003; Group Vice President and Senior Financial Officer Specialty Lines from October, 1998 to January, 2002 CNA Insurance Companies; Senior Vice President and Senior Financial Officer Global and Specialty Lines from January 2002 to September 2003, CNA Insurance Companies. (Affiliates of CNA Financial Corp. "CNAF" owns 63.8% of the company's stock.)

     MICHAEL A. DOUGHERTY, age 47; Senior Vice President Field Management and Marketing since September 2001, Senior Vice President and Chief Marketing Officer of the Company since November 1997. Senior Vice President Aon Risk Services of Illinois from April 1992 until November 1997. Midwest Regional Bond Manager, AIG from August 1988 to April 1992. Various management positions within the bond division of the St. Paul Companies from June 1980 to August 1988.

     DOUGLAS W. HINKLE, age 53; Chief Underwriting Officer of the Company since March 2004, Western Division Director, St. Paul Surety from January, 2003 until March, 2004; AVP Western Territory Practice Leader, from December 2001 until 2004, St. Paul American from 2000 until 2001; VP Western Territorial Executive, Fireman's Fund; from 1999 until December 2001; AVP Surety reinsurance Executive, Fireman's Fund; from 1996 until 1999; Surety Manager & Acting Officer Manager, Fireman's Fund, from 1986 until 1996 Surety Manager, Fireman's Fund.

     LORI S. KOMSTADIUS, age 47; Executive Vice President Human Resources since 10/04; Senior Vice President since 10/01 of the CNA Insurance Companies, before joining CNA Insurance Companies in 2001, Assistant Vice President St. Paul Companies; various leadership positions in the underwriting, claims, administrative service and corporate quality organizations. Prior to that held associated positions at A.T. Kearney, Inc and Heidrick & Struggles, Inc. Ms. Komstadius is on the board of United Service Organizations.

     JAMES R. LEWIS, age 57; Director and Chairman of the Board of the Company since May 2003; President and Chief Executive Officer, Property and Casualty Operations of the CNA Insurance companies since August 2002; Executive Officer of CNA Financial Corporation ("CNAF") since 2002; from August 2001 to August 2002, Executive Vice President, U.S. Insurance Operations, Property and Casualty Operations of the CNA Insurance companies; from November 1992 to August 2001, Senior Vice President of USF&G Corporation.

     ROY E. POSNER, age 72; Retired. Director of the Company since September 30, 1997. Chief Financial Officer and Senior Vice President of Loews Corporation, the parent corporation of CNAF, from 1973 until February 1997.

     THOMAS A. POTTLE, age 46; Senior Vice President of the Company since March 1999; Vice President of the Company from September 30, 1997 until March 1999; Secretary of the Company from September 30, 1997 to May 1998; and Assistant Secretary since May 1998; Assistant Vice President and Surety Controller of CNA Insurance companies from 1996 until September 30, 1997; Surety Controller of CNA Insurance companies from September 1994 until 1996; and various positions with CCC from 1986 until September 1994.

     ENID TANENHAUS, age 48; Senior Vice President, General Counsel and Secretary of the Company since January 2, 2001; Senior Vice President, Secretary and General Counsel, Coregis Group, Inc. until December 2000; Vice President, Secretary and General Counsel CNA UniSource of America from December 1997 until June 1999; and various legal positions with CNA Insurance companies from 1988 until December 1997.

     ROBERT A. TINSTMAN, Age 59; Director of the Company since August 2004; Executive Chairman of Angelo Iafrate Construction Company and James Construction Group since May, 2002. Prior to that he was President & CEO of Morrison Knudsen Corporation ("MK") from March 1995 to February 1999. Mr. Tinstman currently serves on Idacorp/Idaho Power Board of Directors and is Chairman of the Investment and Compensation Committee since 1999; he also serves on Idacorp Technologies Board of Directors since January 2000; and serves on Home Federal Savings Board of Directors serving as Chairman of the Audit Committee since December 1999.

     ADRIAN M. TOCKLIN, age 54; Retired; Director since September 30, 1997 and Chairman of the Board from September 30, 1997, until March 3, 1998. President and Chief Executive Officer of Tocklin & Associates from January 1999 to December 2003. President, CNA Diversified Operations unit of the CNA Insurance Companies from May 1995 until April 1998. President and Chief Operating Officer of Continental Insurance Company and its property and casualty affiliates ("CIC") and all of its insurance subsidiaries from June 1994 until May 1995; Executive Vice President of Continental Insurance Company from September 1992 until June 1994; various other positions with CIC since December 1974. Ms Tocklin is also a Director of Thrivent Financial for Lutherans, which is the largest Fraternal organization in the U.S. She serves on the Audit Committee as well as Finance and Investment Committee. She is a Director and Treasurer of Lutheran Services Florida, where she serves on the Audit Committee.

     JOHN F. WELCH, age 49; Director of the Company since August, 2003; President and Chief Executive Officer of the Company since August, 2003; Chief Underwriting Officer, St. Paul Surety from May, 2002 until June 2003; from August 2000 until May 2002, President Aflanzadora Insurgentes SA CV Mexico City; from 1997 to 2000 Chief Financial Officer, Aflanzadora Insurgentes SA CV Mexico City; from 1989 to 1997 held various positions with USF&G; from August, 1979 until November 1989 held various surety management positions, Continental Insurance Company.

BOARD AND COMMITTEE MEETINGS

     In excess of 50% of the Company's shares are held by CNAF and its subsidiaries. Pursuant to the listing standards of the New York Stock Exchange ("Exchange") the Company is a "Controlled Company" and consequently is exempt from the Exchange's requirements relating to maintenance of a majority of independent directors and independent nominating/corporate governance and compensation committees. However, a majority of the Company's directors are independent and the Company has a Compensation Committee consisting solely of independent directors. The Board of Directors consider shareholder director nominees under the same criteria utilized by the Board of Directors to evaluate nominees proposed by management or members of the Board of Directors. These criteria include a potential nominee's character, judgment, business experience and areas of expertise, among other relevant considerations, such as the requirements of stock exchange rules and applicable laws and regulations.

  DIRECTOR INDEPENDENCE

     The Board of Directors annually reviews its independence and performance. For 2005, the Board and the Audit Committee completed anonymous self evaluation forms. The Board of Directors and Audit Committee discussed these evaluations at the February 14, 2006 meeting. Both the self evaluations of the Audit Committee and the Board of Directors indicated that the Board and the Audit Committee believe that they are functioning well and receive adequate access to and information from management. At the February 14, 2006 meeting, the Board of Directors determined that a majority of the Board as currently constituted and the current nominees listed above qualify as independent directors pursuant to the applicable rules of the Exchange and the Securities and Exchange Commission ("SEC"). The independent directors are Philip Britt, Roy Posner, Robert Tinstman and Adrian Tocklin. In determining independence, the Board affirmatively determined whether or not each director or nominee has any material relationship with the Company. In assessing materiality, the Board considered all relevant facts and circumstances, not merely from the standpoint of the director or nominee, but from that of any person or organization with which the director or nominee, but from that of any person or organization with which the director or nominee has an affiliation. The Board considers the frequency and regularity of any services provided by or to, or other transactions between, the Company and the director or nominee or affiliated organization, whether they are being carried out at arm's length in the ordinary course of business and whether they are being provided or conducted substantially on the same terms as those prevailing at the time from unrelated parties for comparable transactions. Material relationships can include commercial banking, industrial, legal, accounting, charitable and familial relationships. Independence means (i) not being a present or former employee of the Company; (ii) not personally receiving or having an immediate family member who receives more than $100,000 per year in direct compensation from the Company other than director and committee fees and pension or other forms of deferred compensation; (iii) not being an employee, or having an immediate family member employed as an executive officer of another company where any current executive officer of the Company serves on that company's compensation committee; (iv) not being employed by or affiliated with or having an immediate family member employed by or affiliated with a present or former internal or external auditor of the Company within the three previous years; or (v) not being a director who is an executive officer or employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from the Company for property or services in an amount which does not exceed the greater of $1 million or 2% of the other company's consolidated gross revenues.

  CORPORATE GOVERNANCE AND ETHICS

     The Board has adopted Corporate Governance Guidelines and a Code of Business Ethics both of which are attached as Appendices to this proxy statement, and are available on the Company's website at cnasurety.com, and will be provided to any shareholder upon request by contacting Ruth Jantz, representative of the Company, at CNA Center, Chicago, Illinois, (312) 822-5326. Such copies will be furnished promptly at no charge. The Corporate Governance Guidelines provide that shareholders and other interested parties may communicate with the non-management members of the Board by sending such communications in care of the Company's General Counsel, CNA Center 41-South, Chicago, Illinois 60685. It is the Company's policy to forward all such communications to the Board.

  COMMITTEES AND MEETINGS

     The Board intends to meet without management in Executive Session at its regularly scheduled meetings. The members have decided that a presiding director is not necessary and that the independent directors will rotate the task of presiding over Executive Sessions.

     The Board has an Executive Committee, an Audit Committee, a Compensation Committee and Investment Committee. The Audit Committee and the Compensation Committee consist solely of independent directors. The Company does not have a nominating/corporate governance committee. The Board relies on the Exchange exemption for controlled companies in not having a nominating/corporate governance committee, but the Board's current policy is that all directors participate in the consideration of director nominees.

     The Executive Committee currently consists of Messrs. Lewis, Posner and Welch. The Executive Committee did not meet during 2005. The Executive Committee possesses and may exercise the full and complete authority of the Board in the management and business affairs of the Company during the intervals between the meetings of the Board. Any action by the Executive Committee is reported to the Board at its next meeting and such action is subject to revision and alteration by the Board, provided that no rights of third persons can be prejudicially affected by the subsequent action of the Board. Vacancies on the Executive Committee are filled by the Board. However, during the temporary absence of a member of the Executive Committee, due to illness or inability to attend a meeting or for other cause, the remaining member(s) of the Executive Committee may appoint a member of the Board to act in the place and with all the authority of such absent member. The current members of the Executive Committee will continue in office until the Committee is dissolved, terminated or reorganized, or if such members are replaced.

     The Company's Audit Committee currently consists of Messrs., Britt, Tinstman and Posner (Chair) and Ms. Tocklin. During 2005, the Audit Committee held 11 meetings. The Board determined at its February 14, 2006 meeting that all Audit Committee members are financially literate. In addition, the Board determined that pursuant to the standards set forth in statutes and regulations, Roy Posner qualifies as an audit committee financial expert and is "independent" as that term is used in Exchange Act Section 10A(m)(3). The Board adopted an Audit Committee Charter in March 2000 and amended and restated the Audit Committee Charter on February 17, 2004, which governs the Audit Committee. As described in the Audit Committee Charter, the Audit Committee is authorized and
(a) has the power to review the financial reports and other financial information provided by the Corporation to governmental entities and the public, including the certifications made by the principal executive officer and principal financial officer with respect to the Company's reports filed with the Securities and Exchange Commission; the Corporation's systems of internal controls regarding finance, accounting, internal audit, legal compliance and ethics that the Corporation's management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally including the review of critical accounting policies and financial statement presentation, (b) has the sole authority to retain, compensate and evaluate the Company's independent registered public accounting firm, and the scope of and fees for their audits, and (c) any and all related party agreements and arrangements between the Corporation and its affiliates and any disputes that may arise hereunder. However, the Company's management is responsible for its financial statements and reporting process, including its system of internal controls. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States. A copy of the Audit Committee Charter as amended and restated is available on the Company website at cnasurety.com, is attached as appendices to this proxy statement, and will be provided to any shareholder upon request by contacting Ruth Jantz, representative of the Company, at CNA Center, Chicago, Illinois, (312) 822-5326. Copies will be furnished promptly at no charge.

The Company Compensation Committee currently consists of Messrs. Britt, Posner, Tinstman and Ms. Tocklin (Chair). During 2005, the Compensation Committee held 4 meetings. The Compensation Committee generally sets compensation policy, and reviews and administers all compensation matters for the five most highly compensated executive officers of the Company as well administering the Company's stock option plan. A copy of the Compensation Committee Charter is available on the Company website at cnasurety.com and will be provided to any shareholder upon request by contacting Ruth Jantz, representative of the Company, at CNA Center, Chicago, Illinois, (312) 822-5326. Copies will be furnished promptly at no charge.

     The Company also has an Investment Committee, which currently consists of Ms. Tocklin and Messrs. Posner and Britt (Chair). During 2005, the Investment Committee held 4 meetings. The Investment Committee establishes investment policies and oversees the management of the Company's investment portfolio.

     During 2005, 5 meetings of the Board of Directors were held.

     In fiscal year 2005, each of the directors attended in excess of 75% of the aggregate of the total meetings of the Board and the total number of meetings of committees on which he or she served. The Company encourages directors to attend its annual meeting. In 2005 board members, Philip Britt, Roy Posner, Robert Tinstman, Adrian Tocklin and John Welch attended the Company's annual meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's outstanding Common Stock ("Reporting Persons"), file reports of ownership and changes in ownership of such securities with the SEC. Reporting Persons are required to deliver copies of all Section 16(a) forms to the Company simultaneously for filing with the SEC. Based solely upon review of the copies of the forms furnished to the Company, and written representations from certain Reporting Persons that no other reports were required. The Company believes that for 2005 all reports required by Section 16(a) of the Exchange Act have been timely filed.

                             EXECUTIVE COMPENSATION

     The following tables show information with respect to the annual compensation (including option grants) for services rendered to the Company (or its predecessors) for the year ended December 31, 2005 by the chief executive officer and those persons who were, at December 31, 2005, the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM INCENTIVE
                                                           OTHER ANNUAL   ----------------------          ALL OTHER
                                       SALARY     BONUS    COMPENSATION   OPTIONS    LONG TERM         COMPENSATION(3)
NAME AND PRINCIPAL POSITION     YEAR     ($)       ($)         ($)          (#)     CASH PAYOUTS             ($)
---------------------------     ----   -------   -------   ------------   -------   ------------   ------------------------
John F. Welch.................  2005   400,000   450,000       4,530      26,500      138,000               82,660
  President and Chief           2004   400,000   452,000       4,792      29,700       66,000               64,019
  Executive Officer             2003   192,308   376,111       8,113      68,600           --                3,039
Michael A. Dougherty..........  2005   207,000    89,010      58,856(1)    5,500       28,566               27,471
  Senior Vice President         2004   207,000   139,400          --       6,200       13,662               31,344
  of the Company                2003   207,000   153,820          --       7,700           --               33,248
John F. Corcoran..............  2005   225,000    94,500       2,890       6,000       31,050               26,828
  Chief Financial Officer       2004   225,000    90,000          --       6,700       14,850               23,265
  of the Company                2003    50,192    14,500          --      12,100           --                   48
Enid Tanenhaus................  2005   210,000    92,400      24,034(2)    5,600       28,980               31,288
  General Counsel               2004   210,000   134,000       4,000       6,200       13,860               31,466
  of the Company                2003   210,000   150,400       2,200       5,900                            34,038
Douglas W. Hinkle.............  2005   225,000   105,750         363       6,000       31,050               31,409
  Chief Underwriting Officer    2004   176,538   162,452       1,843      10,600       12,000               17,895
  of the Company                2003        --        --          --          --           --                   --

---------------

(1) Mr. Dougherty received $58,556 in other annual compensation in 2005. This consisted of $58,856 from the exercise of stock options.

(2) Ms. Tanenhaus received $24,034 in other annual compensation in 2005. This consisted of $20,034 from the exercise of stock options, $725.00 for financial planning services and $3,275 for club memberships.

(3) All other compensation consists of 401 (K) Plan Matching Contributions, 401(K) Plan Basic Contributions, 401 (K) Discretionary Contributions, Deferred Compensation Matching Contributions, Deferred Compensation Basic Contributions, Deferred Compensation Discretionary Contributions and the Imputed Cost of Company paid Life Insurance. These amounts are detailed in the next table.

                                                                                  DEFERRED        DEFERRED        DEFERRED
                                 401(K) PLAN     401(K) PLAN     401(K) PLAN    COMPENSATION    COMPENSATION    COMPENSATION
                                  MATCHING          BASIC       DISCRETIONARY     MATCHING          BASIC       DISCRETIONARY
                                CONTRIBUTIONS   CONTRIBUTIONS   CONTRIBUTION    CONTRIBUTIONS   CONTRIBUTIONS   CONTRIBUTIONS
                                -------------   -------------   -------------   -------------   -------------   -------------
John F. Welch..........  2005       9,450          10,500           4,200           8,550          35,300          14,120
                         2004       9,225          10,250           4,100           8,775          22,250           8,900
                         2003       2,769
Michael A. Dougherty...  2005       5,484          10,500           4,200                           5,003           2,001
                         2004       3,104          10,250           4,100           6,211           5,291           2,116
                         2003       9,000              --           6,000          12,939              --           5,026
John F. Corcoran.......  2005       8,942           6,300           4,200           1,183           3,596           2,397
                         2004       5,850           7,155           4,100           4,275           1,005             670
                         2003
Enid Tanenhaus.........  2005       9,450          10,500           4,200                           4,893           1,957
                         2004       2,925          10,250           4,100           6,525           5,270           2,108
                         2003       9,000              --           6,000          13,770              --           4,980
Douglas W. Hinkle......  2005       7,875          10,500           4,200              --           5,965           2,386
                         2004       6,620           7,788           3,115
                         2003          --              --              --              --              --              --


                           LIFE
                         INSURANCE
                         ---------
John F. Welch..........     540      82,660
                            519      64,019
                            270       3,039
Michael A. Dougherty...     283      27,471
                            272      31,344
                            283      33,248
John F. Corcoran.......     210      26,828
                            210      23,265
                             48          48
Enid Tanenhaus.........     288      31,288
                            288      31,466
                            288      34,038
Douglas W. Hinkle......     483      31,409
                            372      17,895
                             --          --

                       OPTION GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS                                  POTENTIAL REALIZABLE
                               -------------------------                                VALUE AT ASSUMED
                                NUMBER OF    % OF TOTAL                               ANNUAL RATES OF STOCK
                               SECURITIES    GRANTED TO                                PRICE APPRECIATION
                               UNDERLYING     EMPLOYEES    EXERCISE OR                   FOR OPTION TERM
                                 OPTIONS       DURING      BASE PRICE    EXPIRATION   ---------------------
NAME                           GRANTED (#)   FISCAL YEAR     ($/SH)         DATE       5% ($)      10% ($)
----                           -----------   -----------   -----------   ----------   ---------   ---------
John F. Welch................    26,500         7.5%          13.07       10/25/15     217,830     552,260
Michael A. Dougherty.........     5,500         1.6%          13.07       10/25/15      45,210     114,620
Enid Tanenhaus...............     5,600         1.6%          13.07       10/25/15      46,032     116,704
Douglas W. Hinkle............     6,000         1.7%          13.07       10/25/15      49,320     125,040
John F. Corcoran.............     6,000         1.7%          13.07       10/25/15      49,320     125,040

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                                                         VALUE OF UNEXERCISED
                          SHARES ACQUIRED                    NUMBER OR UNEXERCISED       IN-THE-MONEY OPTIONS
                            ON EXERCISE        VALUE         OPTIONS AT FY-END (#)           AT FY-END ($)
NAME                            (#)         REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                      ---------------   ------------   -------------------------   -------------------------
John F. Welch...........           0                0            41,725/83,075              184,532/261,555
Michael A. Dougherty....      28,791           58,856            41,209/15,950                29,126/49,928
Enid Tanenhaus..........       4,475           20,034            16,525/14,700                24,073/43,094
Douglas W. Hinkle.......           0                0             2,650/13,950                 8,502/34,505
John. F. Corcoran.......           0                0             7,725/17,075                35,362/52,770

                          LONG TERM INCENTIVE PLAN(2)

     The following table includes information regarding future estimated long-term incentive cash awards to the Named Executive Officers:

                                                                        ESTIMATED FUTURE PAYOUT
                                                                    -------------------------------
NAME                                           PERFORMANCE PERIOD   THRESHOLD    TARGET    MAXIMUM
----                                           ------------------   ---------   --------   --------
John F. Welch................................     2005 - 2007        $50,000    $200,000   $400,000
Michael A. Dougherty.........................     2005 - 2007        $10,350    $ 41,400   $ 82,800
Enid Tanenhaus...............................     2005 - 2007        $10,500    $ 42,000   $ 84,000
John Corcoran................................     2005 - 2007        $11,250    $ 45,000   $ 90,000
Douglas W. Hinkle............................     2005 - 2007        $11,250    $ 45,000   $ 90,000

---------------

(2) The long-term incentive cash awards are made under the Long-Term Incentive Plan which is administered by the Compensation Committee. The long-term incentive cash awards are generally granted annually and are earned based on return on equity targets for three-year performance periods and will become payable only to the extent that performance goals are achieved. Payments, if any, would occur the first quarter of the year following the end of the performance cycle and can vary 0% to 200% of target based on the attainment of performance goals. For example, the Long Term Cash Incentive payment that was made in the first quarter of 2006, referenced in the Summary Compensation Table, was a composite payment made up of amounts payable for goals reached for years 2003, 2004, and 2005.

                           COMPENSATION OF DIRECTORS

     Directors, except for employees of the Company or its affiliates, for 2005 were compensated at the annual rate of $30,000, paid in quarterly installments, and except for Audit Committee meetings, received $1,500 for each meeting of the Board and committee meeting which they attended. Audit Committee members receive $2,500 for each meeting attended. In addition, Mr. Posner is paid an additional retainer of $7,500 for his service as 2005 chairperson of the Audit and Compensation Committee for his 2005 service in view of the workload of the Audit Committee chairperson. In July 2005, Audit Committee appointed Mr. Tinstman, with his expertise in the management and restructuring of construction firms, as its representative to review, advise and direct management in connection with restructuring of the large contractor discussed on page 20 . In recognition of the additional time that Mr. Tinstman spent on such efforts, the Committee voted to pay Mr. Tinstman a one time extra stipend of $10,000.

                              EMPLOYMENT CONTRACTS

     Mr. Welch began his employment as a senior officer of the Company on June 30, 2003 and became CEO August 31, 2003. The Company entered into an employment agreement with Mr. John F. Welch that ran from his June 30, 2003 date of hire until December 31, 2005. A new employment contract was entered into with Mr. Welch on December 13, 2005, to replace his employment contract that was expiring December 31, 2005. The Committee evaluated and established Mr. Welch's salary and bonus structure and other benefits based upon industry data, information on other public companies, Mr. Welch's industry experience and expertise as well as the expected and past performance of the Company. The new employment agreement that was entered into with Mr. Welch has a three year term effective January 1, 2006 and ending December 31, 2008. Other than an increase in base salary to $435,000, the new contract has substantially similar terms to the expiring contract.

     The agreement provides for a minimum annual base salary of $435,000. Mr. Welch also is entitled to an annual incentive bonus (up to 200% of his base salary) contingent on achievement of performance criteria approved by the Compensation Committee, and participation in long term cash incentive programs for key executives adopted by the Compensation Committee of the Board equivalent to 50 to 100 percent of his base salary. He also was granted stock options as part of his employment agreement. Mr. Welch also is eligible to participate in the Company's benefit programs.

     The agreement provides for a severance benefit if his employment is terminated without cause by the Company or by Mr. Welch for good reason contingent upon Mr. Welch's continuing compliance with the non competition, non-solicitation and confidentiality provisions of the agreement. The severance benefit for termination for good reason or without cause consists of an amount equal to Mr. Welch's then base compensation prorated through the end of the contract term, December 31, 2008, but in no event less than twelve months and certain bonuses and long term compensation awards held by him at the date of termination as well as continuation in the Company's health benefit plans. In addition, the agreement also contains a severance benefit consisting of payment of one year of Mr. Welch's then annual base salary, continuation in the Company's health benefit plans for one year and certain bonuses and long term compensation awards held by him at the date of termination if the Company fails to extend the agreement.

     A severance pay and benefits continuation agreement was entered into with Mr. John Corcoran on June 9, 2005. This letter agreement provides for a severance benefit if his employment is terminated without cause by the Company prior to April 1, 2007 contingent upon Mr. Corcoran's execution of a general release as provided by CNA Surety. The severance benefit for termination without cause consists of an amount equal to Mr. Corcoran's then annual base salary, continuation in the Company's health benefit AD&D, Contributory Life and Dependent Life plans for one year from the date of termination at the employee contribution rate then in effect.

                             AUDIT COMMITTEE REPORT

     The Audit Committee serves as an independent and objective party to:

     - monitor the Company's financial reporting process and internal control system;

     - retain and review and appraise the audit efforts of the Company's independent registered public accounting firm and internal auditors;

     - facilitate communications between the party's involved in the audit process;

     - review and appraise the fairness of related party transactions.; and

     - monitor and review corporate governance and adherence to NYSE listing standards.

     The Audit Committee is composed of four non-employee directors, each of whom is "independent" as required by applicable listing standards of the New York Stock Exchange. The Audit Committee also anonymously completed a self evaluation of its performance and discussed the responses at a February 14, 2006 committee meeting.

     The Audit Committee met 11 times in 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and Deloitte & Touche ("Deloitte & Touche"), the Company's independent registered public accounting firm. The Audit Committee discussed with the Company's internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent registered public accounting firm, with and without management present, to discuss the results of their examination and their evaluations of the Company's internal controls and consolidated financial statements. The Committee reviewed the Company's internal controls and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors prior to the filing of officers' certifications required by that statute to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and
(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. During fiscal year 2005, management continued its testing and evaluation of the adequacy of the Company's system of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 and related rules and regulations. The Audit Committee also met separately with management and internal auditors to discuss the performance of Deloitte & Touche.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the standard adopted or referenced by the Public Company Accounting Oversight Board ("PCAOB") including the Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU380), Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by PCAOB and/or Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Committee has discussed with the independent registered public accounting firm the registered public accounting firm independence.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 to be filed with the Securities and Exchange Commission and determined that the provision of non-audit services by Deloitte & Touche to the Company in 2005 was compatible with maintaining the independence of Deloitte & Touche in its audit of the Company.

                        SUBMITTED BY THE AUDIT COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

                                Philip H. Britt
                                Robert Tinstman
                                 Adrian Tocklin
                          Roy E. Posner (Chairperson)

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2005:

     None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

     None of the members of the Compensation committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

     All of the members of the Compensation Committee were independent as required by the applicable listing standard of the New York Stock Exchange; and

     None of the executive officers of the Company served as a director, generally, or was a member of the Compensation Committee (or another Board committee with similar functions) of any entity where one of that entity's executive officers served on the Company's Compensation Committee or otherwise served as a director on the Board.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") met 4 times in 2005. The Committee reviews the compensation policies and annual goals for the Chief Executive Officer and four other executive officers who report to the Chief Executive Officer, listed on the Summary Compensation Table appearing on pages 10-11. The Committee also oversees the administration and approval of the retirement, savings and other benefit plans of the Company.

     The Committee's philosophy is to provide a compensation package that attracts, motivates and retains executive talent and delivers rewards for excellent performance and financial consequences for underperformance. The compensation policy of the Company for its executive officers (including those named in the Summary Compensation Table) has been to pay base salaries, annual incentive bonuses, and long term incentives that are both competitive and recognize the accomplishment of the Company's stated goals of building a financial services business focusing on surety, fidelity and other related products. The Committee also believes that a significant portion of executive compensation should be closely linked to both the Company's and the individual's performance. This "pay for performance" philosophy is reflected in the Company's compensation practices, which tie a significant portion of executive compensation to the achievement of both the short and long term objectives of the Company. Annual incentive bonuses are directly linked to the achievement of short term objectives set by the Committee. In addition, equity-based long term incentive awards are designed to help motivate executives to meet the Company's long term performance objectives and serve to align the interests of executives with those of the Company's shareholders, as the Company's executives will benefit under their long term incentive awards from any appreciation in the Company's stock price in the same manner as the Company's other shareholders. The Company's long term cash incentive program serves to help achieve executive continuity and serves to help motivate executives to meet the Company's long term performance objectives set by the Committee.

     The core elements of Executive Compensation include, base salary, performance based annual incentive awards, and long term equity and cash based incentive awards. The Company also provides certain other benefits to its executive officers that are not tied to any formal individual or company performance criteria and are intended to be part of a competitive overall compensation program, such as paid time off, medical benefits, dental benefits, life insurance, long-term disability insurance, and both qualified and supplemental retirement savings plans.

     With respect to Mr. Welch's compensation as reported for the year ended December 31, 2005, in addition to base salary compensation of $400,000 he was paid an additional short term incentive bonus of $400,000 on March 4, 2005, as stipulated by his employment contract and the payment of which was directly linked to the achievement of certain short term objectives set by the Committee. Additionally, the final $50,000 installment of Mr. Welch's signing bonus, as stipulated by his employment contract, was paid on July 8, 2005. He also was granted stock options as part of his employment agreement on his first day of employment and as part of the Company's Long Term Incentive Program, At December 31, 2005, granted options were as follows: received 50,000 stock options (at $9.85 per share) on June 30, 2003 (the "Start-up Grant"), 18,600 (at $9.42 per share) on November 11, 2003 (the "November 2003 Grant"), 29,700 (at $12.06 per share) on November 9, 2004 (the "November 2004 Grant") , and 26,500 (at $13.07 per share) on October 25, 2005 (the "October 2005 Grant"). These options vest in equal amounts over a four-year period commencing on June 30, 2004, November 11, 2004, November 9, 2005, and October 25, 2006, respectively. A total of 25,000 stock options of the Start-up Grant vested on June 30, 2004, a total of 9,300 of the options from November 2003 Grant vested on November 11, 2004, and 7,425 of the options from the November 2004 Grant vested on November 9, 2005. Mr. Welch also received a payment of $66,000 on March 4, 2005 by virtue of his participation and achievement of various goals prescribed by the Committee in the Company's Cash Long Term Incentive Plan.

     Other benefits Mr. Welch received which are not listed above include participation in the company's paid time off, medical benefits, dental benefits, life insurance, and long-term disability insurance programs as well as participation in both qualified and supplemental retirement savings plans.

     The Committee reviews and determines the base salaries of the Chief Executive Officer and other members of senior management. Salaries are also reviewed in the case of promotions or any other significant changes in responsibilities. In each case the Committee takes into account the results achieved by the executive, his or her future potential, their scope of responsibilities and experience, and competitive salary practices.

     A new employment contract was entered into with Mr. Welch on December 13, 2005, to replace his employment contract that was expiring December 31, 2005. The Committee evaluated and established Mr. Welch's salary and bonus structure and other benefits based upon industry data, information on other public companies, Mr. Welch's industry experience and expertise as well as the expected and past performance of the Company. The new employment agreement that was entered into with Mr. Welch has a three year term effective January 1, 2006 and ending December 31, 2008. Other than an increase in base salary to $435,000, the new contract has substantially similar terms to the expiring contract.

     Compensation payable to other executive officers included a mix of base salary, short and long term incentive bonuses and stock option grants. Annual incentive bonuses for executive officers are based, in part, on attainment of certain enterprise-wide financial goals (including the Company's GAAP combined ratio and amount of gross written premium), as well as, personal goals and shared goals related to that portion of the Company's business for which such executive officer is primarily responsible. Stock options vest over a four-year period, with 25% becoming exercisable on each anniversary date of the grant date, and have a ten year term. All stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. Long term cash incentive bonuses for executive officers are based on return on equity targets for three-year performance periods and are payable only to the extent that performance goals are achieved. The Committee retains the discretion, in light of the Company's and the individual's performance and the Committee's compensation objectives, to determine the overall funding for awards and individual incentive award amounts.

     It is the policy of the Company to structure its compensation in a manner which will avoid the limitations imposed by the Omnibus Budget Reconciliation Act of 1993 on the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, to the extent it can reasonably do so consistent with its goal of retaining and motivating its executives in a cost effective manner.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

                                Philip H. Britt
                                   Roy Posner
                                Robert Tinstman
                               Adrian M. Tocklin

                               PERFORMANCE GRAPH

     Below is a graph comparing total shareholder return on the Company's Common Stock over the period from December 31, 2000 through December 31, 2005 with a broad equity market index, the S&P 500, and a published industry index, the S&P Property and Casualty Insurance Index, as required by the rules of the SEC.

                                  (LINE GRAPH)

-------------------------------------------------------------------------------------------------------
                       12/31/2000   12/31/2001    12/31/2002    12/31/2003    12/31/2004    12/31/2005
-------------------------------------------------------------------------------------------------------
 CNA SURETY
   CORPORATION           100.00       108.77         55.09         66.74         93.68        102.25
-------------------------------------------------------------------------------------------------------
 S&P 500 INDEX           100.00        86.96         66.64         84.22         91.79         94.55
-------------------------------------------------------------------------------------------------------
 PROPERTY-CASUALTY
   INSURANCE             100.00        90.45         79.11         98.07        106.27        120.06
-------------------------------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth, except as noted, certain information with respect to each person or entity who is known by the management of the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock as well as each director of the Company, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group. Information in the table of security ownership of certain beneficial owners and the table of security ownership of management below is based upon reports filed with the SEC on or before March 3, 2006 pursuant to
Section 13(d) and 16(a) under the Securities Exchange Act of 1934 and other written representations received by the Company with respect to the persons and entities named in those tables. Beneficial ownership is defined for this purpose, as the sole or shared power to vote, or to direct the disposition of the Common Stock. Unless otherwise noted the persons in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them:

                           CERTAIN BENEFICIAL OWNERS

NAME AND ADDRESS OF                                            AMOUNT OF NATURE
BENEFICIAL OWNER                                          OF BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
-------------------                                       --------------------------   ----------------
Continental Casualty Company and Affiliates.............          27,425,147                 63.3%
  CNA Center
  Chicago, IL 60685
Citigroup Global Markets Holdings, Inc. ................           2,018,661                  4.7%

---------------

(1) The number of shares of the Company's Common Stock indicated as beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

                                   MANAGEMENT

                                                                     SHARES UPON
NAME OF                          SHARES OF         DEFERRED          EXERCISE OF                     PERCENT OF
BENEFICIAL OWNER              COMMON STOCK(3)   STOCK UNITS(1)   STOCK OPTIONS(2)(3)   TOTAL(2)(3)     CLASS
----------------              ---------------   --------------   -------------------   -----------   ----------
Philip H. Britt.............       3,097             9,919                  --            13,016          *
Roy E. Posner...............         250             1,458                  --             1,708          *
Adrian M. Tocklin...........       1,000                --                  --             1,000          *
Michael A. Dougherty........       3,900                --              41,209            45,109          *
John F. Welch...............          --                --              41,725            41,725          *
Enid Tanenhaus..............         200                --              16,525            16,725          *
John F. Corcoran............          --                --               7,725             7,725          *
Thomas A. Pottle............       1,300                --              68,225            69,525          *
Douglas W. Hinkle...........           0                 0               2,650             2,650          *
Lori S. Komstadius..........           0                 0                   0                 0          *
James R. Lewis..............           0                 0                   0                 0          *
Robert A. Tinstman..........           0                 0                   0                 0          *
All directors and executive
  officers as a group (12
  persons) including the
  above-named persons.......       9,747            11,377             178,059           199,183        0.5%

---------------

 *  Less than 1%

(1) In January, 1998, the Company established the CNA Surety Corporation Non-Employee Directors' Deferred Compensation Plan. Under this plan, each director who is not a full-time employee of the Company or any of its affiliates may defer all or a portion of the annual retainer fee that would otherwise be paid to such director. The deferral amount will be deemed vested in Common Stock Units equal to the deferred fees divided by the fair market value of the Company's Common Stock as of each quarterly meeting. The Committee voted to eliminate the Non-Employee Director Compensation Plan effective January 1, 2005.

(2) Represents beneficial ownership of shares that may be acquired by the exercise of stock options, which are currently exercisable or exercisable within sixty days of the date of this table.

(3) The amounts of the Company's Common Stock and stock options beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

                      EQUITY COMPENSATION PLAN INFORMATION

                                     NUMBER OF SECURITIES
                                      TO BE ISSUED UPON      WEIGHTED-AVERAGE       NUMBER OF SECURITIES
                                         EXERCISE OF         EXERCISE PRICE OF     REMAINING AVAILABLE FOR
                                     OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS     FUTURE ISSUANCE UNDER
PLAN CATEGORY                        WARRANTS AND RIGHTS    WARRANTS AND RIGHTS   EQUITY COMPENSATION PLANS
-------------                        --------------------   -------------------   -------------------------
Equity compensation plans approved
  by security holders..............       1,587,909               $12.41                   542,002
Equity compensation plans to be
  approved by security holders.....
                                          ---------               ------                   -------
Total..............................       1,587,909               $12.41                   542,002
                                          =========               ======                   =======

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY REINSURANCE

     Intercompany reinsurance agreements together with the Services and Indemnity Agreement that are described below provide for the transfer of the surety business written by Continental Casualty Company ("CCC") and The Continental Insurance Company ("CIC") to Western Surety Company ("Western Surety"). All these Agreements originally were entered into on September 30, 1997 (the "Merger Date"): (i) the Surety Quota Share Treaty (the "Quota Share Treaty"); (ii) the Aggregate Stop Loss Reinsurance Contract (the "Stop Loss Contract"); and (iii) the Surety Excess of Loss Reinsurance Contract (the "Excess of Loss Contract"). All of these contracts have expired. Some have been renewed on different terms as described below.

     The Services and Indemnity Agreement provides the Company's insurance subsidiaries with the authority to perform various administrative, management, underwriting and claim functions in order to conduct the business of CCC and CIC and to be reimbursed by CCC for services rendered. In consideration for providing the foregoing services, CCC has agreed to pay Western Surety a quarterly fee of $50,000. This agreement was renewed on January 1, 2006 and expires on December 31, 2006; and is annually renewable thereafter. There was no amount due to the CNA Surety insurance subsidiaries as of December 31, 2005.

     Through the Quota Share Treaty, CCC and CIC transfer to Western Surety all surety business written or renewed by CCC and CIC after the Merger Date. CCC and CIC transfer the related liabilities of such business and pay to Western Surety an amount in cash equal to CCC's and CIC's net written premiums written on all such business, minus a quarterly ceding commission to be retained by CCC and CIC equal to $50,000 plus 25% of net written premiums written on such business.

     Under the terms of the Quota Share Treaty, CCC has guaranteed the loss and loss adjustment expense reserves transferred to Western Surety as of September 30, 1997 by agreeing to pay Western Surety, within 30 days following the end of each calendar quarter, the amount of any adverse development on such reserves, as re-estimated as of the end of such calendar quarter. There has been no adverse reserve development for the period from September 30, 1997 (date of inception) through December 31, 2005.

     The Quota Share Treaty was renewed on January 1, 2004 on substantially the same terms with an expiration date of December 31, 2004; and is annually renewable thereafter. The ceding commission paid to CCC and CIC by Western Surety remained at 28% of net written premiums and contemplated an approximate 4% override commission for fronting fees to CCC and CIC on their actual direct acquisition costs. Due to lower commissions paid to producers on the business covered by the Quota Share Treaty, the actual override commission paid to CCC and CIC for 2004 was approximately 7%. The Quota Share Treaty was renewed for one year on January 1, 2005 on substantially the same terms except that the ceding commission to CCC and CIC was reduced to 25% in order to provide an approximate 4% override commission to CCC and CIC. The Quota Share Treaty was renewed for one year on January 1, 2006 on substantially the same terms as 2005.

     The Stop Loss Contract terminated on December 31, 2000 and was not renewed. The Stop Loss Contract protected the insurance subsidiaries from adverse loss experience on certain business underwritten after the Merger Date. The Stop Loss Contract between the insurance subsidiaries and CCC limited the insurance subsidiaries' prospective net loss ratios with respect to certain accounts and lines of insured business for three full accident years following the Merger Date. In the event the insurance subsidiaries' accident year net loss ratio exceeded 24% in any of the accident years 1997 through 2000 on certain insured accounts (the "Loss Ratio Cap"), the Stop Loss Contract requires CCC at the end of each calendar quarter following the Merger Date, to pay to the insurance subsidiaries a dollar amount equal to (i) the amount, if any, by which their actual accident year net loss ratio exceeds the applicable Loss Ratio Cap, multiplied by (ii) the applicable net earned premiums. In consideration for the coverage provided by the Stop Loss Contract, the insurance subsidiaries paid to CCC an annual premium of $20,000. The CNA Surety insurance subsidiaries have paid CCC all required annual premiums. As of December 31, 2005, the net amount billed and received under the Stop Loss Contract was $45.9 million, which included a return of $9.0 million in 2005 due to a reduction of net loss ratios for the years covered by the contract.

     The Excess of Loss Contract provided the insurance subsidiaries of CNA Surety with the capacity to underwrite large surety bond exposures by providing reinsurance support from CCC. The Excess of Loss Contract provided $75 million of coverage for losses in excess of $60 million per principal. Subsequent to the Merger Date, the Company entered into a second excess of loss contract with CCC ("Second Excess of Loss Contract"). The Second Excess of Loss Contract provided unlimited coverage for principal losses that exceed the foregoing coverage of $75 million per principal provided by the Excess of Loss Contract, or aggregate losses per principal in excess of $135 million. Both Excess of Loss Contracts commenced following the Merger Date and continued until September 30, 2002. The discovery period for losses covered by the Excess of Loss Contracts extends until September 30, 2006.

     The Company and CCC previously participated in a $40 million excess of $60 million reinsurance contract effective from January 1, 2004 to December 31, 2004 providing coverage exclusively for the one large national contractor that is excluded from the Company's third party reinsurance. The premium for this contract was $3.0 million plus an additional premium of $6.0 million if a loss is ceded under this contract. The Company and CCC entered into a new contract covering the large national contractor effective January 1, 2005 to December 31,2005 on the same terms as the 2004 contract. In the second quarter of 2005, this contract was amended to provide unlimited coverage in excess of the $60 million retention, to increase the premium to $7.0 million, and to eliminate the additional premium provision. This treaty provides coverage for the life of bonds either in force or written during the term of the treaty which is from January 1, 2005 to December 31, 2005. As of December 31, 2005, the Company has ceded $50.0 million under the terms of this contract. In November 2005, the Company and CCC agreed by addendum to extend this contract for twelve months. This extension, expiring December 31, 2006, was for an additional minimum premium of $0.8 million, subject to adjustment based on the level of actual premiums written on bonds for the large national contractor.

     The Company and CCC entered into a $50 million excess of $100 million contract for the period of January 1, 2004 to December 31, 2004. The premium for this contract was $6.0 million plus an additional premium if a loss was ceded under this contract. Effective January 1, 2005, the Company and CCC entered into a new $50 million excess of $100 million contract in force through December 31,2005. The premium for this contract was $4.8 million plus an additional premium of $14.0 million if a loss is ceded under this contract. In the second quarter of 2005, this contract was amended to exclude coverage for the large national contractor, to reduce the premium to $3.0 million, and to reduce the additional premium to $7.0 million. As of December 31, 2005, no losses have been ceded under this contract, which has not been renewed for 2006.

As of December 31, 2005 and December 31, 2004, CNA Surety had an insurance receivable balance from CCC and CIC of $61.0 million and $16.4 million, respectively. CNA Surety had no reinsurance payables to CCC and CIC as of December 31, 2005 and December 31, 2004.

LARGE NATIONAL CONTRACTOR

     The Company has provided significant surety bond protection guaranteeing projects undertaken by the large national contract principal that is excluded from the Company's third party insurance. As previously described, during the second quarter of 2005, the Company and CCC executed amendments to the reinsurance treaties that provide reinsurance protection for losses associated with the large national contractor. Coverage for all losses in excess of an aggregate $60.0 million is now provided under one treaty.

     The Company intends to continue to provide limited surety bonds on behalf of the contractor to support the continuing restructuring efforts, subject to the contractor's initial and ongoing compliance with the Company's underwriting standards. Indemnification and subrogation rights, including rights to contract proceeds on construction projects in the event of default, exist that reduce CNA Surety's exposure to loss. However, existing reinsurance agreements limit the Company's net loss exposure to the $60.0 million that has already been recorded. The contractor's failure to achieve its extended restructuring plan or perform its contractual obligations under the Company's surety bonds could have a material adverse effect on CNA Surety's results of operations, cash flow and equity. The Company estimates that possible additional losses, net of indemnification and subrogation recoveries but before recoveries under reinsurance contracts to be approximately $90.0 million pre-tax.

     The Company has had discussions with its insurance regulatory authorities regarding the level of bonds provided for this principal and will continue to keep the insurance regulators informed of its ongoing gross exposure to this account.

     The related party reinsurance available to the Company for this principal and the credit extended to the principal by affiliates of the Company are described below.

REINSURANCE

     The Company and CCC entered into a new contract covering the large national contractor effective January 1, 2005 to December 31, 2005 on the same terms as the 2004 contract. In the second quarter of 2005, this contract was amended to provide unlimited coverage in excess of the $60 million retention. This treaty provides coverage for the life of bonds either in force or written during the term of the treaty which is from January 1, 2005 to December 31, 2005. As of December 31, 2005, the Company has ceded $50.0 million under the terms of this contract. In November 2005, the Company and CCC agreed by addendum to extend this contract for twelve months. This extension expires December 31, 2006.

CNAF CREDIT FACILITY

     Commencing in 2003, CNAF has provided loans through a credit facility in order to help the large national contractor meet its liquidity needs and complete projects which had been bonded by CNA Surety. In December of 2004, the credit facility was amended to increase the maximum available loans to $106 million from $86 million at December 31, 2003. The amendment also provides that CNAF may in its sole discretion further increase the amounts available for loans under the credit facility, up to an aggregate maximum of $126 million. As of December 31, 2005 and 2004, $132 million (including accrued interest) and $99 million had been advanced under the credit facility. Loews, through a participation agreement with CNAF, provided funds for and owned a participation of $40 million and $29 million of the loans outstanding as of December 31, 2005 and 2004, respectively, and has agreed to a participation of one-third of any additional loans which may be made above the original $86 million credit facility limit up to the $126 million maximum available line.

     Loans under the credit facility are secured by a pledge of substantially all of the assets of the contractor and certain of its affiliates. In connection with the credit facility, CNAF has also guaranteed or provided collateral for letters of credit which are charged against the maximum available line and, if drawn upon, would be treated as loans under the credit facility. As of December 31, 2005 and 2004, these guarantees and collateral obligations aggregated $13 million.

     The contractor implemented a restructuring plan intended to reduce costs and improve cash flow, and appointed a chief restructuring officer to manage execution of the plan. In the course of addressing various expense, operational and strategic issues, however, the contractor has decided to substantially reduce the scope of its original business and to concentrate on those segments determined to be potentially profitable. As a consequence, operating cash flow, and in turn the capacity to service debt, has been reduced below previous levels. Restructuring plans have also been extended to accommodate these circumstances. In light of these developments, CNAF recorded an impairment charge of $56 million pretax ($36 million after-tax) for the fourth quarter of 2004, net of the participation by Loews, with respect to amounts loaned under the credit facility and future impairment charges with respect to amounts loaned under the credit facility in 2005 of $13.0 million pre-tax ($9.0 million after-tax) during the first quarter. Any future draws under the credit facility, if agreed to by CNAF pursuant to additional credit facility amendment, or further changes in the large national contractor's business plan or projections may necessitate further impairment charges.

     Representatives from the Company and CNAF met with senior management of the national contractor in June of 2005 to review their actual cash flow through that date, as well as expected future cash flow. As a result of the discussions with the contractor and after consideration of the contractor's overall performance to date under the restructuring plan, CNAF made a decision not to provide additional liquidity to the national contractor beyond amounts currently available under the existing facility. In addition, during the second quarter of 2005, CNAF recorded an additional impairment charge of $21.0 million pre-tax ($13.0 million after-tax) to fully impair the loan.

     The June 2005 discussions with the large national contractor revealed significant deterioration of the contractor's operations and cash flow. This deterioration was concentrated in an operating division of the contractor that had previously been placed into run off. As a result of these developments, the Company determined that the large national contractor will likely be unable to meet its obligations that are covered under the surety bonds. Accordingly, in the second quarter of 2005, the Company established a $40.0 million loss reserve based on an initial estimate of loss. In the third quarter of 2005, the Company began a re-evaluation of the contractor's current restructuring efforts. Through this re-evaluation that was completed in the fourth quarter, the Company determined that there had been further deterioration of the contractors' actual and projected cash flows. As a result, the Company increased its gross loss reserves for this account by $70.0 million in the fourth quarter of 2005. After applying expected reinsurance recoveries from CCC, the Company's net incurred loss is $60.0 million, which is the Company's maximum exposure, net of reinsurance, on this account. As of December 31, 2005, the Company has paid approximately $26.0 million of losses to settle outstanding bonded obligations of the contractor.

OTHER RELATED PARTY TRANSACTIONS

     Effective July 1, 2004, CNA Surety entered into an Administrative Services Agreement with CCC. This agreement, that replaced an agreement originally effective January 1, 2001, allows the Company to purchase and/or have access to certain services provided by CNAF. The Company will also pay CNAF a management fee for its proportionate share of administrative and overhead costs incurred in supporting the services provided pursuant to this agreement. The management fee for the year 2006 is $2.0 million that shall be paid by CNA Surety to CNAF in equal monthly installments by the last day of each month. The amounts paid were $1.9 million, $1.8 million and $1.7 million for 2005, 2004 and 2003, respectively. The management fee shall be increased as of January 1, the "adjustment date", of each year this Administrative Services Agreement is in force by the greater of 5% or the amount of the increase in the Consumer Price Index for All Urban Consumers for the Chicago, Illinois area as reported by the Bureau of Labor Statistics for the 12 month period immediately preceding the adjustment date. The agreement also allows CCC to purchase services from the Company. In 2005, 2004 and 2003, CCC paid the Company $0.8 million, $0.5 million and $0.5 million, respectively, for services in connection with licensing and appointing CCC's insurance producers as required by state insurance laws. This agreement shall be effective so long as CNAF or their affiliates or shareholders shall continue to own a majority interest in CNA Surety. This agreement may be terminated by either party upon the provision of 30 days prior notice of such termination to the other party.

     The Company was charged $6.9 million, $7.4 million, and $6.1 million for the years ended December 31, 2005, 2004 and 2003, respectively, for rents and services provided under the Administrative Services Agreement. In 2005, the Company received $0.1 million for direct costs incurred by CCC on the Company's behalf. This credit resulted from the release of certain prior year expenses allocated to the Company during 2005. In 2004 and 2003, the company was charged $0.8 million and $1.4 million respectively for direct costs incurred by CCC on the Company's behalf. The Company had no payable balance to CCC related to the Administrative Services Agreement as of December 31, 2005 and 2004.

     During the fourth quarter of 2004, the Company reached agreement with the claimant on a bond regarding certain aspects of the claim resolution. The bond was originally written by an affiliate and assumed by one of the Company's insurance subsidiaries pursuant to the Quota Share Treaty. As part of this agreement, the Company deposited $32.7 million with the affiliate in 2005 to enable the affiliate to establish a trust to fund future payments under the bond. This deposit is included on the Company's Consolidated Balance Sheets as "Deposit with affiliated ceding company". This claim was previously fully reserved. The Company is entitled to the interest income earned by the trust.

     Western Surety has entered into a series of business transactions with entities in which an affiliate of CCC had an interest. The first series involves five separate real estate residual value insurance policies issued by R.V.I. America Insurance Company ("RVI -- America") reinsured by Western Surety through the Quota Share Treaty. RVI America is a wholly owned subsidiary of R.V.I. America Corporation, which is a wholly owned subsidiary of R.V.I. Guaranty Company Ltd. of Bermuda ("RVI -- Bermuda"), an unconsolidated affiliate of CCC. The transactions involve policies with limits totaling approximately $11.5 million. CCC reinsured the full extent of RVI -- America's exposure on the policies. Pursuant to the Quota Share Treaty, Western Surety was, in turn, reinsuring all of CCC's exposures on the policies. Western Surety reinsured all of its exposure on the policies with RVI-Bermuda, a non-admitted reinsurer. The policy limits range from $1.7 million to $3.0 million with an average policy limit of approximately $2.3 million and total limits of all policies of $11.5 million. Net premium amounts retained in 2000 relative to these reinsurance transactions totaled $0.5 million as follows: RVI -- America, $0.1 million; CCC, $0.1 million; Western Surety, $0.1 million; and RVI -- Bermuda, $0.2 million. CCC's ownership interest of RVI -- Bermuda was disposed of in December, 2005.

     In addition, from time to time Western Surety provided surety bonds guaranteeing insurance payments of certain companies to CCC and its affiliates under retrospectively rated insurance policies underwritten by CCC and its affiliates. Under the terms of these bonds, referred to as insurance program bonds, if the principal, the insured company, failed to make a required premium payment, CCC and its affiliates would have a claim against the Company under the bond. The Company now has a policy not to issue such bonds to companies insured by CCC and its affiliates. The last such bond was written in 2001 and currently bonds with $2.6 million of total penal sums remain as of December 31, 2005.

     Western Surety from time to time provides license and permit bonds and appeal bonds to CCC and its affiliates and to clients of CCC and its affiliates. Under procedures established by the Audit Committee, the Company may issue appeal bonds for CCC and its affiliates and their clients with penal sums of $10 million or less without prior Audit Committee approval as long as those bonds meet the Company's normal underwriting standards, the rates charged are market rates and that the Company has received the indemnity of CCC. Bonds greater than $10 million require the prior approval of the Audit Committee. As of December 31, 2005, the total amount of the outstanding appeal and license and permit bonds written on behalf of CCC and its affiliates was approximately $99.7 million, which was comprised of 49 bonds. Western Surety has entered into indemnity agreements with CCC and its affiliates indemnifying Western Surety for any loss arising from the issuance of appeal bonds for CCC and its affiliates. The premium for these bonds was approximately $0.6 million in 2005, $0.5 million in 2004 and $0.4 million in 2003.

              APPROVAL OF 2006 LONG-TERM EQUITY COMPENSATION PLAN
                                  (PROPOSAL 2)

INTRODUCTION

     On February 13, 2006 the Board of Directors (the "Board") adopted a new 2006 Long-Term Equity Compensation Plan (the "Plan"), subject to shareholder approval. The Plan permits the grant of stock options, stock appreciation rights ("SARs"), restricted stock, performance units and performance shares, incentive awards and bonus shares to eligible employees.

     Shareholders are being asked to approve the Plan. Shareholder approval of the Plan is necessary, among other reasons, (i) to allow the Company to comply with the New York Stock Exchange rules requiring shareholder approval of equity compensation plans, (ii) to allow the Company to grant incentive stock options described in Section 421 of the Internal Revenue Code (the "Code") and (iii) to allow performance-based awards made under the Plan to executive officers of the Company to be fully deductible by the Company for federal income tax purposes under Code Section 162(m) if and to the extent the Compensation Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable.

     The material features of the Plan are summarized below. The full text of the Plan is also attached as Exhibit I to this Proxy Statement. The summary below is qualified in its entirety by the text of the Plan.

PURPOSE

     The Plan is intended to allow selected employees, directors and consultants of the Company and its subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist our Company and its subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants. The Plan is also intended to optimize the profitability and growth of the Company through incentives that are competitive with the Company's goals; to provide employees, directors and consultants with an incentive for excellence in individual performance, and to promote teamwork among employees, directors and consultants. The Plan is not intended to be the exclusive vehicle for providing incentive or other compensation to employees and officers.

ADMINISTRATION

     The Plan will be administered by a committee (the "Committee") consisting of two or more members of the Board. If and to the extent that compliance with Rule 16b-3 under the Securities Exchange Act of 1934 or the performance-based exception to tax deductibility limitations under Section 162(m) of the Code is desirable, the Committee must be comprised of two or more directors who qualify as "non-employee directors" under Rule 16b-3 and "outside directors" under
Section 162(m) of the Code. Subject to the terms of the Plan, the Committee has full power and discretion to select those persons to whom awards will be granted; to determine the terms, conditions, sizes and types of awards; to determine the consideration to be received (if any) for restricted stock; to amend any award agreement; to cancel awards and grant substitute awards; to accelerate exercisability or waive other terms and conditions of any award; to cancel, with the grantee's consent, outstanding awards and to grant new awards in substitution therefore; to make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events; to construe and interpret the Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the Plan; and to take any other action with respect to matters relating to the Plan for which it is responsible.

     The Board may reserve to itself or delegate to another committee of the Board consisting of one or more directors any or all of its authority. Unless expressly provided to the contrary, such delegation shall not extend to awards to executive officers or awards that are intended to comply with the performance-based exception to tax deductibility limitations under Section 162(m) of the Code unless the committee to which such authority is delegated consists of two or more directors who qualify as "non-employee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

ELIGIBILITY

     The Plan provides for awards to employees (including employees on leave of absence), directors of the Company or any subsidiary, and consultants to the Company or a subsidiary. Some awards will be provided to officers and others who are deemed by the Company to be "insiders" for purposes of Section 16 of the Securities Exchange Act of 1934. As of December 31, 2005 the Company and its Subsidiaries had approximately 747 full-time employees (including officers), all of whom will be eligible to participate in the Plan. A subsidiary is defined in the Plan (for purposes other than the grant of incentive stock options) as a corporation with respect to which the Company owns 50% or more of the then-outstanding stock, or a limited liability company, partnership, joint venture or other unincorporated entity with respect to which the Company owns 50% or more of the then-outstanding profits interest.

SHARES AVAILABLE

     3,000,000 shares of the Company's common stock ($0.01 par value) will be available under the terms of the Plan for issuance in settlement of awards. The 3,000,000 shares available for issuance under the Plan include the 546,402 shares remaining available for issuance (as of the January 1, 2006 effective date of the Plan) under the CNA Surety Corporation 1997 Long-Term Equity Compensation Plan (the "Prior Plan"). Accordingly no more awards will be made under the Prior Plan. On March 13, 2006, the last reported sale price of the Company's common stock on the New York Stock Exchange was $17.21 per share.

     The shares delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares. If any shares subject to any award granted under the Plan are forfeited or otherwise terminated without delivery of shares, the shares subject to such awards will again be available for issuance under the Plan. In addition, any shares withheld or applied as payment for shares issued upon exercise of an award, or (other than with respect to restricted stock awards) for the withholding or payment of taxes due upon exercise of the award, will again be available for grant under the Plan. If a SAR is settled in shares, only the number of shares delivered in settlement will be charged against the number of available shares, regardless of the number of shares with respect to which the SAR was originally granted and exercised.

     If a change in corporate capitalization (including a stock split, share combination, merger, consolidation, separation, spinoff, other distribution of shares, reorganization, partial or complete liquidation, stock dividend or other distribution, reorganization or partial or complete liquidation), affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights, the Committee in its sole discretion will make an equitable change or adjustment as it deems appropriate in the number and class of shares and/or the price of shares subject to outstanding awards, and in the number of shares available as set forth above and in the limits on particular awards and types of awards summarized below.

LIMITS ON AWARDS

     The Plan limits the total number of shares that may be granted as SARs to 1,000,000 shares, as restricted stock to 1,000,000 shares, and as bonus shares to 300,000 shares. In addition, the Plan limits the number of shares that may be granted annually to a single grantee. This limit for options is 200,000 shares, for SARs is 200,000 shares, for restricted stock is 100,000 shares, and for performance shares or performance units is the value of 100,000 shares. The plan also limits the maximum aggregate payout annually to a single grantee for cash incentive awards to 300% of base salary up to a maximum base salary of $1,000,000. If the performance period for performance shares or performance units, or for incentive awards, is more than one year, these per-grantee limits apply to each 12-month period in the performance period.

SUMMARY OF AWARDS UNDER THE PLAN

     The Plan permits the granting of any or all of the following types of awards to all grantees:

     - stock options, including incentive stock options ("ISOs"), nonqualified stock options ("NQSOs"), and performance based options ;

     - stock appreciation rights ("SARs"), and performance based SARS;

     - restricted stock including restricted stock shares and restricted stock units;

     - performance units and performance shares;

     - incentive awards including annual incentive awards and long-term incentive awards; and

     - bonus shares.

     Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of the Company. The material terms of each award, including the extent to which the grantee may exercise the award after termination of employment or other termination of affiliation, are set forth in a written award agreement between the grantee and the Company. The term of an option or SAR or other period during which any award may be outstanding may not exceed 10 years from the grant date. Awards are generally nontransferable except on death, subject to a limited exception for NQSOs noted below.

STOCK OPTIONS

     The Committee is authorized to grant stock options, including ISOs. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. The purchase price per share of stock subject to a stock option (the "option price") is determined by the Committee and set forth in the award agreement; provided that the option price must be a least 100% of the fair market value per share on the date of grant (110% of fair market value in the case of ISOs granted to a 10% owner).

     The term of each option is determined by the Committee and set forth in the award agreement, except that the term of a stock option may not exceed ten years. Options are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price in cash, by tender of stock that was purchased in the open market or held for at least six months, or with the approval of the committee and subject to applicable law, surrender of restricted stock held for at least six months or cashless exercise through a broker. Options are generally nontransferable except on death, and except that to the extent provided in the award agreement, NQSOs may be transferred as gifts to certain family members or their related trusts.

SARS

     The Committee is authorized to grant SARs. A SAR entitles the grantee to receive the excess of the fair market value of a share on the date of exercise over the strike price of the SAR. The strike price of an SAR is determined by the Committee and set forth in the award agreement; provided that the strike price must be at least 100% of the fair market value per share on the date of grant. SARs may be tandem SARs (granted in connection with a related option or other award expiring at the same time, where exercise of the other award will cancel the SAR and exercise of the SAR will cancel the other award), or free-standing SARs. Times and methods of exercise and settlement and other terms of the SARs are determined by the Committee, subject to the terms of the Plan.

RESTRICTED STOCK

     The Committee may award restricted stock in the form of restricted stock shares or restricted stock units. Restricted stock shares are transferred at the time of the award but remain subject to transfer restrictions and risk of forfeiture until restrictions established by the Committee lapse. Restricted stock units are unfunded rights to receive shares in the future, subject to risk of forfeiture until certain restrictions established by the Committee lapse. Restrictions may be time-based or performance-based (or both). A grantee receiving restricted stock shares may have the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends, in the discretion of the Committee and to the extent set forth in the award agreement. A grantee receiving restricted stock units may have the right to receive any dividends, in the discretion of the Committee and to the extent set forth in the award agreement, but not the right to vote the shares (until actually delivered to the grantee).

PERFORMANCE UNITS/SHARES

     The Committee may grant performance units or performance shares, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit is determined by the Committee at the time of grant. The initial value of a performance share is the fair market value of a share on the grant date. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. It is expected that the performance measures for performance and shares units will generally be selected from among those listed in the Plan and noted below.

     A grantee receiving performance units or performance shares may have the right to receive any dividends on shares earned from the grants of performance units or performance shares in the discretion of the Committee and to the extent set forth in the award agreement; and may have the right to vote the shares in the discretion of the Committee to the extent set forth in the award agreement.

INCENTIVE AWARDS

     The Committee may grant annual and long-term incentive awards under the Plan for a fiscal year of the Company (for annual awards) or other performance period (for long-term awards). The Committee will determine the eligible employees who are eligible to receive incentive awards. Generally, this determination will be made within the first 90 days of the fiscal year or other performance period, or if an employee is hired or promoted to a position which warrants grant of an incentive award after the first day of the year, within ninety (90) days of such hiring or promotion but not later than the lapse of 25% of the remainder of such fiscal year or other performance period after such hiring or promotion.

     For each fiscal year or other performance period, the Committee will establish performance measures and performance goals and the threshold, target and maximum bonus opportunity for the grantee upon attainment of the performance goals. The Committee has absolute discretion to reduce (but not increase) the amount of a participant's incentive award to any amount less than maximum incentive award. A reduction in the amount of the annual incentive award payable to any grantee will not affect the annual incentive award payable to any other grantee. Except as otherwise determined by the Committee in its discretion, a participant will not be entitled to receive an annual incentive award for a performance period if the grantee's employment terminates during the performance period.

     As soon as practicable after the end of the fiscal year or other performance period, but not later than March 15 of the calendar year following the end of the performance period, the Committee will determine and certify in writing the degree of attainment of the performance goals, the Committee will determine the amount of the incentive award to be paid to each grantee of an incentive award, and the incentive awards will be paid. In the discretion of the Committee and as set forth in the award agreement, incentive awards may be paid in cash, shares, restricted stock, options, or other form of equity. In the discretion of the Committee, and subject to applicable tax requirements, an award agreement may provide for the deferral of incentive awards.

BONUS SHARES

     Subject to the terms of the Plan, the Committee may grant bonus shares to any eligible person in such amount, and upon such terms and conditions, as the Committee determines.

PERFORMANCE-BASED AWARDS

     The Committee may require satisfaction of predetermined performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of such events.

     The performance measure(s) to be used for purposes of any awards (other than stock options or SARs) intended to satisfy the "performance based" exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following (all of which may be determined on an aggregate or per-share basis and on a pre-tax or after-tax basis):

     - earnings;

     - net income;

     - net operating income;

     - cash flow provided by operations;

     - free cash flow;

     - return measures (including return on assets, equity or sales);

     - earnings before or after any of interest, taxes, depreciation or amortization;

     - gross revenues;

     - share price (including growth measures and total shareholder return or attainment of a specified value for a specified period of time);

     - reductions in expense levels;

     - strategic business criteria based on objective standards of rate adequacy, premium growth, market share retention, budget, operating plan, customer/employee satisfaction, customer/employee diversity, business development or special projects);

     - combined ratio (or any of its components); and/or

     - gross or net written premiums.

     The Committee has the discretion to adjust the determinations of the degree of attainment of the predetermined performance goals. However, awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception. The Committee retains the discretion to adjust such awards downward.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may amend, alter, suspend, or terminate the Plan without further shareholder approval, unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. However the Board may not without shareholder approval increase the total number of shares reserved for the Plan or change the individuals eligible to participate in the Plan.

     In addition no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan without the consent of the grantee, unless required by law (including tax laws) or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted.

     Unless earlier terminated by the Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on December 31, 2015.

FEDERAL INCOME TAX CONSEQUENCES

The Company believes that under present law the following are the federal tax consequences generally arising with respect to awards granted under the Plan. This summary is for shareholder informative purposes and is not intended to provide tax advice to grantees.

     The grant of an option or SAR will create no tax consequences for the grantee or the Company. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. Upon exercising an SAR, the grantee must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In the case of SARs and options other than ISOs, the Company will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an SAR or option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied.

     With respect to other awards granted under the Plan that may be settled either in cash, in stock or other property that is either not subject to a substantial risk of forfeiture or that may be transferred free of the risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is subject to a substantial risk of forfeiture and restricted as to transferability, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the risk of forfeiture lapses or the property becomes transferable free of the risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

     The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

NEW PLAN BENEFITS

     It is not possible to determine either how many discretionary grants, nor what types, will be made to grantees in the future. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of our common stock that will be distributed to grantees.

VOTE REQUIRED

     Adoption of the proposal to approve the Plan requires an affirmative vote of holders of a majority of the voting power represented by shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 LONG-TERM EQUITY COMPENSATION PLAN.

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM
                                  (PROPOSAL 3)

The Audit Committee has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit the financial statements of the Company for the 2006 fiscal year. Deloitte & Touche LLP has audited the Company's financial statements as of and for the years ended December 31, 1999, 2000, 2001, 2002, 2003, 2004 and 2005. A representative of Deloitte & Touche LLP will be present at the meeting and be available to respond to appropriate questions. A description of the fees paid to Deloitte & Touche LLP in fiscal 2005 is described below.

     At the Annual Meeting, if a quorum is present, the vote of holders of a majority of the Company's Common Stock having the power to vote held by shareholders present in person or represented by proxy shall ratify the appointment, by the Board of Directors, of Deloitte & Touche LLP as the Company's independent registered public accounting firm. It is the present intention of the Company's Proxy Agents to vote at the Annual Meeting the proxies which have been duly executed, dated and delivered and which have not been revoked in accordance with the instructions set forth thereon or if no instruction had been given or indicated, for the ratification the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

     For the years ended December 31, 2005 and 2004, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"), which includes Deloitte Consulting.

AUDIT FEES

     The aggregate fees billed for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2005 and 2004 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $1,100,000 and $1,110,960, respectively.

AUDIT-RELATED FEES

     The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2005 and 2004 were $45,438 and $79,044, respectively. These fees generally include fees for consents and comfort letters, accounting consultations, Sarbanes Oxley Act Section 404 advisory services, and SEC related matters.

TAX FEES

     None.

ALL OTHER FEES

     None.

     The Audit Committee has established a pre-approval policy with regard to audit, audit-related and certain non-audit engagements by the Company of its independent registered public accounting firm. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by Deloitte, subject to maximum dollar limitations. All other engagements for services to be performed by Deloitte must be separately pre-approved by the Audit Committee. The Audit Committee has also designated the Chairperson of the Committee as having authority to pre-approve such engagements as allowed by the policy, subject to reporting on such pre-approvals to the Committee at its next scheduled meeting. 100% of the audit fees and audit related fees were pre-approved by the audit committee.

VOTE REQUIRED

     Proposal to ratify the audit committees appointment of Company's independent registered public accounting firm Deloitte & Touche, for fiscal year 2006 requires an affirmative vote of holders of a majority of the voting power represented by shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE SHAREHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE SPECIFICATION IS MADE, SHARES WILL BE VOTED "FOR" RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                SHAREHOLDERS' PROPOSALS FOR 2007 ANNUAL MEETING

     Under the rules of the SEC, the Company is required to disclose the deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting, calculated in the manner provided by the rule of the SEC and the date after which notice of a proposal submitted outside the processes of the rule of the SEC is considered untimely. Under the calculation provided by the rule of the SEC, a proposal submitted by a shareholder for the 2006 Annual Meeting of Shareholders of the Company must be received by the Secretary of the Company, CNA Center, Chicago, Illinois 60685, by November 1, 2006 in order to be eligible to be included in the Company's proxy statement for that meeting. Under the Company's By-Laws, to be timely, a shareholder's notice of a shareholder proposal submitted outside the process for inclusion in the proxy statement must be delivered to, or mailed and received at, the principal executive offices of the Company, not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five

(65) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

                                 OTHER MATTERS

     The Company knows of no business, which will be presented at the Annual Meeting other than the election of Directors to the Board, and the ratification of the Company's independent auditors. However, if other matters properly come before the meeting, it is the intention of the Proxy Agents to vote upon such matters in accordance with their good judgment in such matters.

                                          By Order of the Board of Directors

                                          ENID TANENHAUS
                                          Secretary

                                                                       EXHIBIT 1

                             CNA SURETY CORPORATION

                            AUDIT COMMITTEE CHARTER
                 (AS AMENDED AND RESTATED ON FEBRUARY 17, 2004)

PURPOSE

     The Audit Committee's primary function is to assist the Board of Directors of CNA Surety Corporation (the "Company") with its responsibility of overseeing the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent accountants and the performance of the Company's internal audit staff and independent accountants. The Committee shall prepare the Audit Committee Report for the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

     The Committee shall be comprised of three or more directors, as determined by the Board from time to time, except to the extent that temporary vacancies are created by the resignation or removal of a Committee member. The Board has authority to appoint the Committee members, who serve at the pleasure of the Board, and to designate the Committee Chairperson. Each member of the Committee must satisfy the independence, experience, financial expertise and other requirements of the New York Stock Exchange, Inc. (the "Exchange") and applicable laws and regulations. Committee members may not serve on the audit committees of more than two other public companies unless approved by the Board and such approval is disclosed in the Company's proxy statement. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than (i) director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior services that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

MEETINGS

     The Committee shall meet as often as it determines to be appropriate, but not less frequently than quarterly. The Committee shall periodically meet separately with management, the internal auditors and the independent accountants. The Committee shall also meet periodically in executive sessions without Company management present. The Committee may request any employee or officer of the Company or its outside counsel or independent accountants to attend a meeting or to meet with the Committee or its advisors. The Committee may fix its own rules of procedure, subject to the requirements of this Charter, exchange rules and applicable laws and regulations.

AUTHORITY AND RESPONSIBILITIES

     Company management is responsible for preparing financial statements. The Committee's primary responsibility is oversight. To carry out this responsibility, the Committee shall undertake the common recurring activities described below, but may diverge from this list as appropriate under the circumstances. The Committee may form and delegate authority to sub-committees consisting of one or more members when appropriate.

     1. Oversight of the Independent Accountants.  The Committee shall:

     (a) have sole authority to directly appoint, retain, compensate, evaluate and terminate the Company's independent accountants and to approve all engagement fees and terms, including mandatory pre-approval of all engagements of the independent accountants in accordance with policies and procedures adopted by the Committee from time to time or as required by Exchange rules or applicable laws or regulations;

     (b) oversee the work of the independent accountants, including resolution of disagreements between management and the independent accountants regarding financial reporting, and the independent accountants shall report directly to the Committee;

     (c) at least annually, review reports from the independent accountants regarding their internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or any regulatory or professional inquiry within the preceding five years, and all relationships between the independent accountants and the Company;

     (d) annually evaluate the qualifications, performance and independence of the independent accountants and the lead partner, taking into account the opinions of management and the internal auditors, and present its conclusions to the Board;

     (e) annually seek assurances that partners of the independent accountants who are directly involved in the audit are rotated as required by regulations or Exchange rules and that no partner earns or receives compensation based on the performance of any services for the Company other than audit, review or attest services;

     (f) consider annually whether, in order to assure continuing auditor independence, the Company should rotate its independent accounting firm on a regular basis;

     (g) set policies for the Company's hiring of current or former employees of the independent accountants;

     (h) instruct the independent accountants that such firm is ultimately accountable to the Board of Directors of the Company and the Committee, as representatives of the shareholders;

     (i) instruct the independent accountants to submit to the Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent accountants to the Company and each of its subsidiaries: (i) the audit of the Company's annual financial statements and the reviews of its quarterly financial statements, or services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (iii) that are reasonably related to the performance of the audit or review of financial statements, in the aggregate and by each service; (iv) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and
(v) all other products and services rendered by the independent accountants, in the aggregate and by each service; and

     (j) obtain from the independent accountants assurance that each audit is conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

     2. Oversight of Financial Reporting and Controls.  The Committee shall:

     (a) meet with the independent accountants prior to any audit to discuss the planning and staffing of the audit;

     (b) review and discuss with management and the independent accountants the annual audited financial statements and quarterly financial statements to be included in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including Management's Discussion and Analysis of Financial Condition and Results of Operations;

     (c) review and discuss the following with management and the independent accountants, in connection with the Committee's review of the Company's annual financial statements and, as appropriate, quarterly financial statements and related disclosures:

        - critical accounting policies and financial statement presentation, including key accounting decisions and judgments, significant changes in the selection or application of accounting principles, the rationale for such choices and the alternatives available under generally accepted accounting principles ("GAAP");

        - material written communications between the independent accountants and management, including any "management" or "internal control" letter issued or proposed to be issued by the independent accountants and management's responses;

        - any problems encountered in the audit or review of the financial statements, including any disagreements between management and the independent accountants or limitations on the activities of the independent accountants, and management's responses;

        - the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

        - any accounting adjustments that were noted or proposed by the independent accountants but were "passed" (as immaterial or otherwise);

        - communications between the audit team and the independent accountants' national office respecting auditing or accounting issues presented by the engagement;

        - the certifications made by the principal executive officer and principal financial officer with respect to the Company's periodic reports filed with the SEC;

        - management's report on internal control over financial reporting and the independent accountants' related attestation report and any material changes in the Company's internal control over financial reporting;

        - any change in the provision of internal audit services; and

        - major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

     (d) review the type and presentation of information to be included in earnings press releases (particularly any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance which management may provide to analysts and rating agencies; provided, however, that such review need not take place in advance of each earnings release or each instance in which guidance may be provided;

     (e) annually review and discuss with the independent accountants and management the provision of internal audit services to the Company (either internal or outsourced) and the internal audit function audit plan, responsibilities, budget and staffing;

     (f) establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     (g) advise management, purveyor of internal audit services and the independent accountants that they are expected to provide to the Committee a timely analysis of significant financial reporting issues and practices;

     (h) consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Committee by the independent auditors required by or referred to in Statement of Accounting Standards 61; and

     (i) inquire of the Company's Chief Executive Officer and Chief Financial Officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weakness in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     3. Compliance with Legal and Regulatory Requirements. The Committee shall periodically discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the Company's business, financial statements or compliance policies including material notices to or inquiries received from governmental agencies.

     4. Additional Responsibilities of the Committee. The Committee shall make regular reports to the Board. The Committee shall annually review and evaluate the Committee's own performance and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

     5. Additional Powers of the Committee. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other experts to advise the Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities. The Committee shall be provided with the funding and other resources required to discharge its duties and responsibilities, including payment of reasonable compensation to the independent accountants and to any advisors employed by the Committee.

     6. Delegation to Subcommittee. The Committee may in its discretion delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may also, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors as permitted by applicable law and regulation, provided that any such approvals are presented to the Committee for review at its next scheduled meeting.

LIMITATIONS OF THE COMMITTEE'S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or determine that the Company's financial statements and disclosures are complete or accurate or in accordance with GAAP or applicable laws or regulations. The Committee's job is to review and recognize that the Company's management is responsible for preparing the Company's financial statements and that the independent accountants are responsible for auditing or reviewing those financial statements, as applicable. The Committee recognizes that management and the independent accountants have more time, knowledge and detailed information concerning the Company than do Committee members. Consequently, in performing its functions, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent accountants' work.

                                                                       EXHIBIT 2

                             CNA SURETY CORPORATION

                        CORPORATE GOVERNANCE GUIDELINES

INTRODUCTION

     The following Corporate Governance Guidelines have been adopted by the Board of Directors to assist the Board in the exercise of its responsibilities. These Guidelines reflect the Board's commitment to monitor the effectiveness of policy and decision making both at the Board and management levels, with a view to enhancing shareholder value over the long term.

     These Guidelines set forth certain goals and expectations of the Board but are not intended to bind the Board in any particular circumstance or to affect the Board's obligations or authority under the Company's charter or by-laws, the rules of the New York Stock Exchange, Inc. (the "Exchange") or applicable laws or regulations.

COMPOSITION OF THE BOARD

     Because the Company is a "controlled company" for purposes the listing standards of the Exchange, it is exempt from the Exchange's requirements relating to maintenance of a majority of independent directors and independent nominating/corporate governance and compensation committees. The Company shall disclose any reliance upon this exemption and the basis for its identification as a controlled company in its annual proxy statement.

     The Board shall from time to time review the manner in which the Board and its leadership are configured, with a view toward maintaining a structure that will best serve the Company and its shareholders.

     It is the policy of the Board that the Chairman of the Board of Directors shall not be an officer of the Company, and that the officers of the Company shall be chosen by the Board. The Board continues to reserve the right to amend this policy, if in the Board's determination it is in the interests of the Company and its shareholders to do so.

DIRECTOR QUALIFICATION STANDARDS

     The Board is responsible for selecting candidates for Board membership. Candidates are selected for their character, judgment, business experience and areas of expertise, among other relevant considerations, such as the requirements of stock exchange rules and applicable laws and regulations. The Board recognizes that the needs of the Board, in terms of the relative experience and other qualifications of its members, may change over time. The Board may appoint one or more of the officers of the Company to screen candidates for membership, establish criteria for nominees and recommend to the Board one or more nominees for election to the Board at the annual meeting of shareholders. Final approval of any candidate shall be determined by the Board.

     Each director is expected to provide advance written notice to the Chief Executive Officer of his or her acceptance of an invitation to serve on the board of directors or the audit committee or compensation committee of any other public company. Directors are also expected to report changes in their business or professional affiliations or responsibilities to the Chief Executive Officer.

     The Board does not believe it is advisable to establish a term limit for directors because such a limit may deprive the Company and its shareholders of the contribution of directors who have been able to develop valuable insights into the Company and its operations over time.

  DIRECTOR RESPONSIBILITIES

     Standard of Care for Directors. Directors should exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders in a manner consistent with their fiduciary duties. In considering the best long-term and short-term interests of the Company, directors may consider the needs of employees, suppliers and customers of the Company and its subsidiaries, communities in which the Company and its subsidiaries conduct business and other pertinent factors in addition to the objective of maximizing shareholder value.

     Directors shall be provided with information to advise them about the Company's business, performance and prospects, as well as any matters submitted for Board action. Such information will be made available to the directors periodically and, in any event, within a reasonable period of time before meetings where the subject matter of such information is on the meeting agenda. Information should be relevant, concise and timely. Requests for action by the Board should include the recommendation of management and be accompanied by data sufficient for the directors to make a meaningful determination as to the advisability of the matter.

     Directors should regularly attend meetings of the Board and all committees upon which they serve. To prepare for meetings, directors should review the materials that are sent to them in advance of those meetings and otherwise spend the necessary time and effort to discharge their responsibilities appropriately.

     Meetings of the Board. The Board expects that it will meet approximately at least four times a year. Additional meetings (or actions to be taken by unanimous consent) may be scheduled as necessary or appropriate in light of circumstances. The Company's Secretary shall prepare an annual schedule of meetings for the Board and the Audit, Compensation and Investment Committees. To the extent practicable, the schedule shall be designed to accommodate discussion of agenda subjects that are generally of a recurring nature and are expected to be discussed during the ensuing year. Certain matters should be addressed by the Board at least annually, including a review of the Company's strategic plan or objectives, business and financial performance for the prior year and compliance with applicable law and Exchange listing standards.

     Meetings of the Board shall be chaired by the Chairman of the Board. The Company's Chief Financial Officer, General Counsel and Secretary should also attend all meetings of the Board, subject to the Board's discretion to excuse one or more of these officers from all or portions of any meeting.

     The Secretary of the Company shall prepare the agenda of each meeting of the Board for review by the Chairman of the Board and the other directors. Any director may suggest agenda items and may raise at meetings other matters that they consider worthy of discussion. Directors must disclose to the other directors any potential conflicts of interest they may have with respect to any matter under discussion and, if appropriate, refrain from participating in such discussion and from voting on a matter in which they may have a conflict. Directors shall preserve the confidentiality of material of a confidential or otherwise sensitive nature given or presented to the Board.

     Non-management Directors. Non-management directors shall meet at regularly scheduled regular executive sessions without management participation. The non-management directors shall either select a non-management director to preside at each executive session or shall establish a procedure by which the presiding director for each executive session shall be selected. Non-management directors who do not meet the independence requirements of Exchange rules and applicable laws and regulations may participate in these sessions, but those directors who do meet the referenced independence requirements must meet in separate executive session without the participation of other directors at least once a year.

COMMUNICATIONS WITH NON-MANAGEMENT DIRECTORS

     Interested parties may communicate directly and confidentially with the Board's non-management directors by contacting such directors in writing at the following address:

Non-Management Directors
        c/o General Counsel
        CNA Surety Corporation
        41 Floor
        CNA Center
        Chicago, Illinois 60685

COMMITTEES OF THE BOARD

     The Board will maintain a standing Audit Committee, Compensation Committee, Investment Committee and Executive Committee, as well as such other standing or ad hoc committees as the Board deems appropriate. Each committee shall have the authority and responsibilities delineated in the resolutions creating the committee and any applicable committee charter, subject to the Company's charter and by-laws, stock exchange rules and applicable laws and regulations. The Board shall have the authority to disband any ad hoc or standing committee when it deems it appropriate to do so.

     Members of the Audit, Compensation, Investment and Executive Committees and their chairpersons shall be appointed by the Board each year at the annual meeting of the Board. It is the Board's policy that only non-management directors shall serve on the Audit Committee and Compensation Committees and that members of those Committee meet the independence and other requirements of Exchange rules and applicable laws and regulations.

     The Audit Committee shall have a written charter approved by the Board. The Audit Committee charter shall be reviewed by the Committee at least annually in light of its activities, changes in Exchange rules, applicable laws or regulations and other relevant considerations. Suggested revisions to such charters shall be presented to the Board for approval.

     The chairpersons of the various committees, in consultation with their committee members, shall determine the frequency and length of committee meetings. The chairperson of each committee, in consultation with appropriate Company officers, will establish the agenda for each committee meeting. Committee members and other directors may suggest additional agenda items for committee meetings upon reasonable notice to the committee chairperson.

     To the extent practicable, information regarding matters to be considered at committee meetings shall be distributed to committee members a reasonable period of time before the meeting. Following a meeting the committee chairperson shall report to the Board on the committee's activities, and minutes of committee meetings shall be distributed to all directors for their information.

DIRECTOR ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

     The Company shall provide each director with complete access to management and management information, subject to reasonable advance notice and reasonable efforts to avoid disruption to the business. The Board and, to the extent set forth in any applicable committee charter or resolution establishing such committee, Board committees have the right to consult and retain independent legal and other advisors at the expense of the Company. Management shall be responsive to requests for information from Board members. The Board encourages the Chairman of the Board and the Chief Executive Officer to invite members of management to make presentations at Board meetings in order to provide insights into the Company's business or to provide individuals with exposure to the Board for purposes of management development. Directors may suggest possible guests to the Chairman or the Chief Executive Officer.

DIRECTOR COMPENSATION

     From time to time the Board will review the form and amount of compensation, including cash, equity-based awards and other compensation, paid to directors and committee members. In this regard, the Board may request that management report to it periodically on the status of the Board's compensation in relation to other similarly situated companies. The Board continues to believe that an alignment of director interests with those of shareholders is important.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

     The Board, in consultation with management, will establish or direct management to establish an appropriate orientation program for newly elected directors either prior to or within a reasonable period of time after their nomination or election as a director. The orientation program may be of a formal or informal nature. The orientation program shall address the Company's strategic plans, significant risk exposures and compliance programs (including its Code of Business Conduct and Ethics) and may include presentations by management, the internal auditors and the independent accountants.

MANAGEMENT SUCCESSION

     The Board will, from time to time as it considers appropriate, conduct a review of the performance and compensation of the Chief Executive Officer.

     The Board will establish and review such formal or informal policies and procedures, consulting with the Chief Executive Officer and others as it determines to be appropriate, regarding succession planning for the office of Chief Executive Officer.

COMMUNICATIONS WITH PUBLIC AND OTHERS

     The Board believes that management speaks for the Company. Directors are expected to refrain from communicating with institutional investors, other stockholders, governmental or community officials, analysts or the press regarding the business of the Company.

RELIANCE ON MANAGEMENT AND OUTSIDE ADVICE

     In performing its functions, the Board and each Board committee is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

ANNUAL PERFORMANCE EVALUATION OF THE BOARD

     The Board will conduct a self-evaluation annually to determine whether it and its committees are functioning effectively. The Board will discuss the evaluation to determine what, if any, action could improve Board and committee performance. The Board, with the assistance of Company management, shall review these Guidelines on an annual basis to determinate whether any changes are appropriate.

                                                                       EXHIBIT 3

                             CNA SURETY CORPORATION

                      CODE OF BUSINESS CONDUCT AND ETHICS

                                  INTRODUCTION

     CNA Surety Corporation (the "Company" or "we") is committed to maintaining high standards for honest and ethical conduct in all of its business dealings. This Code of Business Conduct and Ethics (referred to as this "Code") covers a wide range of business practices and procedures. It does not cover every issue that may arise, but rather is intended to set out basic principles with which we expect you, our employees, officers and directors, to comply. Each of you is expected to conduct yourself in accordance with the policies set forth in this Code and seek to avoid even the appearance of improper behavior. All supervisory and management personnel, including all officers and directors of the Company, have a special responsibility to lead according to the standards in this Code. Our supervisory and management personnel are also expected to adhere to and promote our "open door" policy. This means that they are available to any of you who may have ethical concerns, questions or complaints.

APPLICABILITY

     As noted above, this Code covers all employees, officers and directors of the Company and its wholly-owned subsidiaries, including but not limited to all Senior Financial Officers and other personnel that deal with financial reporting and record-keeping. It is important to understand that this Code does not substitute for or replace in any way the document titled "Our Commitment to Professional Conduct" (the "Commitment") available in the Company's Employee Handbook and on the Company's intranet website, but rather supplements the guidance set out there. The Commitment continues to apply to all employees, officers and directors, as does this Code. The Company is confident that there are no inconsistencies between the principles explained in this Code and the more specific guidance of the Commitment. If anyone covered by either document believes there is inconsistency between them or is otherwise confused about how they relate to each other, please contact the Company's General Counsel at 312-822-3895, or contact the CNA Financial Corporation's ("CNAF") Senior Vice President-Internal Audit at 312-822-4580. (Pursuant to the approval and direction of the Company's Audit Committee which is comprised solely of independent directors, the Company currently outsources its internal audit function to CNAF.)

     The principles of conduct set out in this Code are binding upon covered persons regardless where their offices are located or their business activities occur. If any conflicts arise between those principles and laws, regulations or other governmental requirements applicable to covered persons, please contact the Company's General Counsel at 312-822-3895 for guidance.

                       COMPLYING WITH THE LAW IS REQUIRED

     Obeying the law, both in letter and in spirit, is the foundation on which this Company's ethical standards are built. You should respect and obey the laws, rules and regulations of the United States and the states, counties, cities and other jurisdictions in which we operate. Although not all of you are expected to know the details of these laws, it is important that you know enough to determine when to seek advice from your supervisors, managers or others. The Company's Law Department is available to all employees who have any questions about the details of laws and regulations applicable to them. If a law conflicts with a policy in this Code, the law takes precedence over this Code; however, if a local custom or policy conflicts with this Code, this Code takes precedence over it.

                         INSIDER TRADING IS PROHIBITED

     Legal compliance includes complying with the so-called "insider trading" prohibitions under the federal securities laws and regulations. The federal securities laws impose civil and criminal liability on anyone who buys, sells or otherwise trades in securities while in possession of material nonpublic information, commonly called "inside information," about the company that issued the securities. This applies equally to trading in securities of the Company and its subsidiaries and in the securities of other companies.

     Inside information may take many forms. Precisely what constitutes "material nonpublic" information in a particular situation may be difficult to determine in advance since it always depends on the particular facts and circumstances.

     You should take a broad view of "materiality" and consider information about an issuer of securities, whether positive or negative, to be material if either (i) there is a reasonable likelihood that it would be considered important to a prudent investor in making an investment decision about that company or (ii) the public disclosure of the information would be reasonably likely to impact the price of that company's securities. Some examples of information that very often is sensitive and likely to be material include financial results or forecasts, a significant regulatory action or litigation development, a possible merger, acquisition or divestiture, financial problems, a significant financing or capital transaction, a significant change in business strategy or product development, or a significant management change. These examples are only illustrative and are not intended to be exhaustive.

     Information is considered "nonpublic" if it has not previously been disclosed to the investing public through a broadly disseminated release, such as a news release over the major business wire services or the radio, television or print media or inclusion in a document filed with the Securities and Exchange Commission (the "SEC").

     The potential for insider trading liability is wide. For example, you could be responsible for trades made by persons to whom you have disclosed inside information (a "tip"), whether or not you intended to, or did, realize any profit from the "tipping." The general rule and the Company's policy is that if you have material nonpublic information about the Company or another issuer of securities, you must abstain from trading in that company's securities and you may not disclose the inside information to others who might use it to trade or recommend that company's securities to others.

                             CONFLICTS OF INTEREST

     A "conflict of interest" occurs when your individual private interests interfere with the interests of the Company or even when they only appear to interfere or conflict. If you have a conflict of interest it may be difficult for you to perform or work objectively and effectively, or to exercise your sound business judgment on behalf of the Company. Conflicts of interest should be avoided.

     It may not always be clear whether a situation presents a conflict of interest or potential conflict of interest. For example, a conflict of interest can arise involving your family members or even your close friends. Examples of some potential conflicts of interest are:

     - Receipt of an improper personal benefit as a result of your position with the Company, whether that benefit is received from the Company or a third party, such as a competitor, customer or supplier.

     - Obtaining a loan, guarantee of obligations or other similar financial accommodation from the Company or from a third party, such as a competitor, customer or supplier.

     - Serving as an officer, employee or consultant, or otherwise having a material financial interest in a competitor, customer or supplier of the Company.

     If a situation arises which you believe could involve a conflict of interest, or even the appearance of a conflict of interest, on your part, you should report the matter to your manager or department head. If you are an executive officer of the Company, any potential conflict of interest must be reported to the Company's General Counsel.

                 CORPORATE OPPORTUNITIES BELONG TO THE COMPANY

     Employees, officers and directors have a duty to advance the Company's legitimate interests when the opportunity to do so arises. You are prohibited from taking personal opportunities that properly belong to the Company or its subsidiaries or which you discover through the use of corporate property, information or position. You are also prohibited from using corporate property, information or position for personal gain or competing with the Company or a subsidiary of the Company.

                       CONFIDENTIALITY MUST BE MAINTAINED

     You must maintain the confidentiality of confidential information entrusted to you by the Company or our subsidiaries, suppliers, customers and others with whom we conduct business. Furthermore, you may not use any such information for your own (or any third party's) profit or advantage. You may disclose confidential information when disclosure is authorized by the Law Department or required by laws, regulations or legal proceedings. Confidential information generally includes non-public information that might be useful to competitors or others, or harmful to the owner of the information if disclosed. Your obligation to preserve confidential information continues even after your employment ends. You should consult the Law Department if you believe you may have a legal obligation to disclose confidential information.

                COMPETITORS AND OTHERS MUST BE DEALT WITH FAIRLY

     We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. We do not permit or condone improper taking or use of proprietary information of others, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies. You should endeavor to deal fairly with our customers, suppliers, competitors and employees and not attempt to take unfair advantage of anyone through manipulation, concealment, abuse of privileged or confidential information, misrepresentation or any other intentional unfair-dealing practice.

        COMPANY ASSETS AND PROPERTY MUST BE PROTECTED AND USED PROPERLY

     You should endeavor to protect the assets and property of the Company and its subsidiaries and ensure their efficient use. Theft, carelessness and waste have a direct impact on profitability. You should immediately report any suspected incident of fraud or theft affecting the Company. You should not use Company assets for non-Company business, though incidental personal use is permitted. You may never use Company funds or property in furtherance of any unlawful purpose.

     Your obligation to protect the assets and property of the Company and its subsidiaries includes our proprietary information, including intellectual property, such as trade secrets, patents, trademarks and copyrights, and business, marketing and strategic plans, designs, databases, records, salary information and any unpublished financial data and reports. You may not use or distribute this information without proper authorization.

                 ACCURATE BOOKS AND RECORDS MUST BE MAINTAINED

     It is our policy to comply with the financial reporting and accounting regulations that apply to the Company. All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must accurately and fairly represent the Company's transactions and must conform to legal requirements and our system of internal controls. You may not create or participate in the creation of records that are misleading or artificial. No unrecorded or "off the books" funds or assets are to be maintained except where a senior financial officer has determined that they are required or permitted under applicable laws and regulations.

     You should retain Company records in accordance with our record retention policies. In the event litigation or a governmental investigation is under way or threatened which may involve any records under your control, you should consult the Company's Law Department for guidance with regard to maintaining those records.

              COMPLETE, ACCURATE AND TIMELY DISCLOSURE IS REQUIRED

     As a public company with shares traded on the New York Stock Exchange, the Company is required to make various disclosures to the public, including by filing regular reports with the SEC. The Company is committed to full compliance with these important obligations and we seek to provide full, fair, accurate, timely and understandable disclosure in our SEC filings, press releases and other public communications. To assist in this endeavor, the Company maintains disclosure controls and procedures, including internal financial controls, under which you may be requested to provide information or otherwise participate in the financial accounting and disclosure process. If you participate in this process, you have a responsibility to provide information and disclosures in a timely manner and to assure that information and disclosures you provide are complete, accurate and understandable. You may never make a materially false or misleading statement or withhold any material information or assist others in doing so.

                        IMPROPER PAYMENTS ARE PROHIBITED

     The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers, suppliers or others with whom we do business. You should never give, offer or accept a gift, entertainment or other item of value unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any law or regulation. You should take particular care to avoid accepting any favor or anything of value which could reasonably be interpreted as influencing your judgment in performing your duties for the Company. In addition, there is a wide variety of federal, state, local and foreign laws governing the offering or making of gifts, payments, favors and other gratuities to a government official and you must comply with those laws. If you are uncertain about the propriety of any gift or payment, you should consult the Company's Law Department.

                REPORTING PROCEDURES; COMPLIANCE WITH THIS CODE

     You are urged to promptly report illegal or unethical behavior, including financial misconduct and other violations of this Code. If you wish, your concerns or complaints will be kept confidential and your identity will be kept anonymous, though we may be required by law to reveal this information in some circumstances. The Company will not allow retaliation against you if you report misconduct by others as long as your report is made in good faith.

     The following are some guidelines you may follow in reporting violations of this Code or other misconduct, or if you are unsure about how to handle a situation:

     - You are encouraged as a first step to speak openly and freely to your manager, division head or department head;

     - If for any reason you are not comfortable approaching your supervisor, division head or department head or you are not satisfied that your complaint has been handled fairly or appropriately, then you can contact the Company's Vice President, Chief Human Resources Executive, at (312) 822-7517 (barbara.wood@cnasurety.com) or the Company's Senior Vice President & General Counsel at (312) 822-3895 (enid.tanenhaus@cnasurety.com); or

     - If your concerns or complaints relate to the Company's financial, accounting, internal controls or auditing activities, then:

      - YOU MAY RAISE THEM WITH THE CNAF'S SENIOR VICE PRESIDENT, INTERNAL AUDIT AT (312) 822-4580 (WILLIAM.NACHTSHEIM@CNA.COM); OR

      - YOU MAY UTILIZE THE SPECIAL AUDIT COMMITTEE PROCEDURES FOR COMPLAINTS REGARDING ACCOUNTING, INTERNAL ACCOUNTING CONTROLS AND AUDITING MATTERS, WHICH HAVE BEEN ADOPTED BY THE AUDIT COMMITTEE OF THE BOARD FOR THIS PURPOSE.

                       ACCOUNTABILITY FOR ADHERENCE TO THIS CODE

     As a condition of your employment with the Company, you accept the responsibility of complying with the policies set forth in this Code. If you violate any of these policies, you will be subject to disciplinary action, including suspension or termination of employment for cause, or other legal action if appropriate under the circumstances. This Code is not intended to and does not create a contract of employment between you and the Company, nor does it guarantee that your employment with the Company will continue as long as you comply with its policies.

                AMENDMENT, MODIFICATION AND WAIVER OF THIS CODE

     Only the Board of Directors may amend or modify this Code. Only the Board or an authorized committee of the Board may waive the requirements of this Code for executive officers or directors. We will promptly disclose any such waivers to the extent required by applicable stock exchange rules or laws or regulations.

                                                                       EXHIBIT 4

                             CNA SURETY CORPORATION
                    2006 LONG-TERM EQUITY COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Article 1.  Establishment, Effective Date, Objectives, and
            Duration........................................     1
Article 2.  Definitions.....................................     1
Article 3.  Administration..................................     5
Article 4.  Shares Subject to the Plan, Maximum Awards and
            Section 162(m) Compliance.......................     7
Article 5.  Eligibility and General Conditions of Awards....     9
Article 6.  Stock Options...................................    11
Article 7.  Stock Appreciation Rights.......................    12
Article 8.  Restricted Stock................................    13
Article 9.  Performance Units and Performance Shares........    14
Article 10. Incentive Awards................................    15
Article 11. Bonus Shares....................................    16
Article 12. Beneficiary Designation.........................    16
Article 13. Deferrals.......................................    17
Article 14. Rights of Employees/Directors...................    17
Article 15. Change in Control...............................    17
Article 16. Amendment, Modification, and Termination........    17
Article 17. Withholding.....................................    18
Article 18. Successors......................................    18
Article 19. Additional Provisions...........................    19

                  CNA SURETY CORPORATION 2006 LONG-TERM EQUITY

                               COMPENSATION PLAN

            ESTABLISHMENT, EFFECTIVE DATE, OBJECTIVES, AND DURATION

     Establishment of the Plan. CNA Surety Corporation, a Delaware corporation (hereinafter referred to as the "Company" ), hereby establishes an incentive compensation plan to be known as the "CNA Surety Corporation 2006 Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan" ). The Plan was approved by the Board of Directors of the Company on February 14, 2006, and, subject to the approval of the shareholders of the Company, shall be effective as of January 1, 2006 ("Effective Date" ).

     Objectives of the Plan. The Plan is intended to allow selected employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and in retaining existing employees, directors, and consultants. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide employees, directors, and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors, and consultants.

     Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of December 31, 2015, or the date all Shares subject to it shall have been purchased or acquired and the restrictions on all Restricted Stock shall have lapsed according to the Plan's provisions. The termination of the Plan shall not adversely affect any Awards outstanding on the date of termination.

                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     "Award" means Options, including Incentive Stock Options and Non-Qualified Stock Options, Restricted Stock, Bonus Shares, Stock Appreciation Rights (SARs), Performance Units, Performance Shares, or Incentive Awards granted under the Plan.

     "Award Agreement" means the written agreement by which an Award shall be evidenced.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Bonus Opportunity" means the threshold, target and maximum bonus opportunity for an Incentive Award for an individual for a year or other Performance Period, based on threshold, target and maximum bonus levels specified as a percentage of the Grantee's base salary in effect on the first day of such year or other Performance Period (or such later date as such person is designated as an eligible Grantee) as determined by the Committee.

     "Bonus Shares" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a Subsidiary.

     "Cause" means, unless otherwise defined in an Award Agreement or in an employment agreement between the Grantee and the Company, any one or more of the following with respect to a Grantee:

          (A) the Grantee's commission of a crime which, in the judgment of the Committee, is likely to result in injury to the Company or a Subsidiary;

          (B) the material violation by the Grantee of written policies of the Company or a Subsidiary;

          (C) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary;

          (D) the action or inaction in connection with the Grantee's duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in a material injury to the Company or a Subsidiary;

          (E) the Grantee's rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company or a Subsidiary or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary;

          (F) any attempt by the Grantee, directly or indirectly, to induce any employee of the Company or a Subsidiary to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or a Subsidiary; or

          (G) any other conduct by or act of the Grantee determined by the Committee to be injurious, detrimental, or prejudicial to any interest of the Company or a Subsidiary.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions.

     "Committee" means the committee of the Board appointed pursuant to Article
3.

     "Common Stock" means the common stock, $.0l par value, of the Company.

     "Consultant" means a non-employee consultant or advisor to the Company or a Subsidiary who is a natural person (other than a non-employee director) providing bona fide services that are not in connection with an offer or sale of Company equity securities in a capital raising transaction; provided the individual does not directly or indirectly maintain or promote a market in Company securities.

     "Company" has the meaning set forth in Section 1.1.

     "Covered Employee" means a Grantee who, as of the last day of the fiscal year of inclusion in income of the value of an Award is one of the group of "covered employees," within the meaning of Section 162(m) of the Code, with respect to the Company.

     "Disability" means, for purposes of the exercise of an Incentive Stock Option alter Termination of Affiliation, a disability within the meaning of Code
Section 22(e)(3), and for all other purposes, a mental or physical condition which, in the judgment of the Committee, renders a Grantee unable to perform any of the principal job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which condition is expected to be permanent or for an indefinite duration exceeding two years.

     "Disqualifying Disposition" has the meaning set forth in Section 6.4.

     "Effective Date" has the meaning set forth in Section 1.1.

     "Eligible Person" means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disability; (ii) any director of the Company or any Subsidiary; and
(iii) any person performing services for the Company or a Subsidiary as Consultant.

     "Exchange Act" means the Securities Exchange Act of 1934, and regulations and rulings thereunder. References to a particular section of, or rule under, the Exchange Act include references to successor provisions.

     "Fair Market Value" of an equity security means the closing price of such security on such date (or, if no sale of such security was reported for such date, on the next preceding date on which a sale of such security was reported) as reported in the principal consolidated transaction reporting system for the New York Stock Exchange (or, if such security is not listed on the New York Stock Exchange, on such other national exchange or over-the-counter market on which such security is principally traded); provided that if such Fair Market Value as of any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method it, in the good faith exercise of its discretion, shall at such time deem appropriate. Except as provided in the following sentence, the valuation of an equity security on any date shall be determined as of that date (or, if no sale of such security was reported for such date, on the most recent trading day prior to such date on which a sale of such other security was reported). On the exercise or vesting date of an Award denominated in Shares, the valuation of Shares shall be determined as of the last trading day preceding the exercise or vesting of the Award.

     "Freestanding SAR" means a SAR that is granted independently of any other Award.

     "Grant Date" has the meaning set forth in Section 5.2.

     "Grantee" means an individual who has been granted an Award.

     "Incentive Award" means an Award under Section 10 of the Plan based on achievement of Performance Goals over a Performance Period which may be one fiscal year or less ("Annual Incentive Awards" ) or more than one fiscal year ("Long-Term Incentive Awards").

     "Incentive Stock Option" or "ISO" means an Option granted as an Award under the Plan that is intended to meet the requirements of Section 422 of the Code.

     "including" or "includes" means "including, without limitation," or "includes, without limitation", respectively.

     "Insider" shall mean a person who is subject to potential liability under
Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

     "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     "Minimum Consideration" means $.01 per Share or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

     "Non-Qualified Stock Option" or "NQSO" means an Option granted as an Award under the Plan that is not intended to meet the requirements of Section 422 of the Code.

     "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

     "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

     "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee and consistently with the provisions of the Plan, be extended from time to time prior to the expiration date of such Option then in effect.

     "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     "Performance Goals" means the objective or subjective criteria determined by the Committee, the degree of attainment of which will affect (a) in the case of an Award other than the Incentive Award, the amount of the Award the Grantee is entitled to receive or retain, and (h) in the case of an Incentive Award, the portion of the individual's Bonus Opportunity potentially payable as an Incentive Award. Performance Goals may contain threshold, target, and maximum levels of achievement and, to the extent the Committee intends an Award (including the Incentive Award) to comply with the Performance-Based Exception, the Performance Goals shall be chosen from among the measures (the "Performance Measures") set forth in Section 4.4.

     "Performance Period" means the period over which achievement of Performance Goals is measured.

     "Period of Restriction" means the period during which the transfer or delivery of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Restricted Stock is subject to a substantial risk of forfeiture, as provided in Article 8 hereof

     "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     "Plan" has the meaning set forth in the introductory paragraph.

     "Required Withholding" has the meaning set forth in Article 17.

     "Restricted Stock" means Restricted Stock Shares or Restricted Stock Units.

     "Restricted Stock Shares" means Shares that are granted as an Award under the Plan but that are subject to forfeiture if the restrictions imposed by the Committee and specified in the Award Agreement, which restrictions may be time-based or performance-based, are not satisfied.

     "Restricted Stock Units" means rights granted as an Award under the Plan to receive Shares, that are subject to forfeiture if the restrictions imposed by the Committee, which restrictions may be time-based or performance-based, are not satisfied.

     "Rule 16b-3" means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

     "Retirement" means for any Grantee who is an employee, a Termination of Affiliation by the Grantee upon attaining age 65 with at least five years of service as an employee of the Company or a Subsidiary.

     "SEC" means the Securities and Exchange Commission.

     "Share" means a share of Common Stock.

     "Strike Price" of any SAR shall equal, for any Tandem SAR that is identified with an Option, the Option Price of such option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may specify a higher Strike Price in the Award Agreement.

     "Stock Appreciation Right" or "SAR" means a right granted as an Award under the Plan to receive, as of the date specified in the Award Agreement, an amount equal to the number of Shares with respect to which the SAR is exercised, multiplied by the excess of (a) the Fair Market Value of one Share on the Exercise Date, over (b) the Strike Price.

     "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Code Section 424(f) (with the Company being treated as the employer corporation for purposes of this definition), and, for all other purposes, a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common stock, or a limited liability company, partnership, joint venture, or other unincorporated entity with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding profits interest.

     "Tandem SAR" means a SAR that is granted in connection with a related Award, the exercise of which shall require forfeiture of the right to purchase a Share under the related Award (and when a Share is purchased under the related Award, the Tandem SAR shall similarly he canceled).

     "10% Owner" means a person who owns capital stock (including stock treated as owned under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

     "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services for the Company or any of its Subsidiaries in the capacity of an employee, director or Consultant, or with respect to an individual who is an employee or director of or Consultant to Subsidiary, the first day on which the Company no longer, directly or indirectly, owns voting securities possessing at least 50% of the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors of such Subsidiary, if a corporation, or at least 50% of the then-outstanding profits interest of such Subsidiary if a limited liability company, partnership, joint venture, or other unincorporated entity.

                                 ADMINISTRATION

     Committee. Subject to Section 3.2, the Plan shall be administered by a committee (the "Committee") which shall consist of two or more directors of the Company. To the extent the Board considers it desirable to comply with Rule 16b-3 or to meet the Performance-Based Exception, all of the members of the Committee shall qualify as "outside directors" within the meaning of the regulations under Section 162(m) of the Code and "non-employee directors" within the meaning of Rule 16b-3 in respect of the exemption of grants to Insiders from potential liability under Section 16(b) of the Exchange Act. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such other conditions, in each case as the Board deems appropriate.

     Delegation Authority. The Board may reserve to itself or delegate to another committee of the Board any or all of the authority of the Committee with respect to Awards. Such other committee (the "Management Committee") may consist of one (or such greater number as may from time to time be required by the bylaws of the Company) or more directors who may, but need not be, officers or employees of the Company or a Subsidiary. Unless such delegation expressly provides to the contrary, such delegated authority shall not extend to Awards intended to comply with the Performance-Based Exception or Awards to Insiders intended to be exempt under Rule 16b-3, unless the Management Committee meets the requirements of the second sentence of Section 3.1. Unless such delegation expressly provides to the contrary, such delegation shall not prevent the Committee described in Section 3.1 from taking any subsequent action that is required or permitted by the Plan respecting an Award granted by the Management Committee. To the extent that the Board has reserved to itself or delegated to such Management Committee the authority of the Committee, all references to the Committee in the Plan shall be to the Board or such Management Committee. The Management Committee may not grant Awards relating to an aggregate of more than 200,000 Shares in any calendar year unless the Board gives its prior approval of a larger number of Shares.

     Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

          to determine when and to whom Awards should be granted and the terms and conditions applicable to each Award (which need not be identical), including conditions intended to comply with Code Section 409A, the number of Shares or the amount of cash or other property to which an Award will relate, the term of the Award, any Option Price, Strike Price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of restrictions, forfeiture restrictions, restrictions on exercisability or transferability, any Performance Measures and Performance Goals including those relating to the Company and/or a Subsidiary, vesting based on the passage of time, the benefit payable under any SAR, Performance Unit or Performance Share, and whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards; based in each case on such considerations as the Committee shall determine;

          to determine the sizes and types of Awards;

          to determine the amount, if any, that a Grantee shall pay for Restricted Stock, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Stock (including Restricted Stock Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

          to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan, and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

          to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

          with the consent of the Grantee, to amend any Award Agreement at any time, including an amendment to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (a) does not adversely affect the rights of the Grantee, (b) is required by the listing criteria of any exchange on which Shares are traded; or (c) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law (including any new or changed requirement of the Code to obtain a tax benefit or to avoid a tax or a tax penalty for either the Company or any Grantee);

          to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

          to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation (other than for Cause), provided that the Committee may not accelerate the payment of any Award which is deferred compensation within the meaning of Section 409A of the Code if such acceleration would subject the Award to any additional tax under Section 409A of the Code;

          subject to Section 1.3 and Section 5.3, to extend the time during which any Award or group of Awards may be exercised;

          to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

          to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

          to appoint such agents including without limitation management of the Company, as the Committee may deem necessary or advisable to assist the Committee in administration of the Plan;

          without the consent of the Grantee, to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.4(a)) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply; and

          to take any other action with respect to any matters relating to the Plan for which it is responsible.

     The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, conclusive and binding on all Persons, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. This express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

    SHARES SUBJECT TO THE PLAN, MAXIMUM AWARDS AND SECTION 162(M) COMPLIANCE

     Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance under the Plan shall be three million (3,000,000) which shall consist of the sum of
(a) 2,453,598, plus (b) 546,402 remaining Shares as of the Effective Date of this Plan under the CNA Surety Corporation 1997 Long-Term Equity Compensation Plan (the "1997 Plan") not subject to outstanding Awards under the 1997 Plan and not delivered out of Shares reserved thereunder. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again he available for grant under the Plan. If a SAR is settled in Shares, only the number of Shares delivered in settlement of a SAR shall cease to he available for grant under the Plan, regardless of the number of Shares with respect to which the SAR was exercised. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of Shares on the exercise of a SAR that is settled in Shares) or, except with respect to Restricted Stock, the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan. The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury Shares or newly issued Shares.

     Maximum Awards.  Awards shall be subject to the following limits:

          Options: The maximum aggregate number of Shares that may be granted in the form of Options, pursuant to any Awards granted in any one calendar year to any one single Grantee, shall be two hundred thousand (200,000).

          SARS: The maximum aggregate number of SARs available under the Plan shall be one million (1,000,000), and the maximum aggregate number of SARs that may be granted in any one calendar year to any one single Grantee shall be two hundred thousand (200,000).

          Restricted Stock: The maximum aggregate number of Shares that may be granted as Restricted Stock under the Plan shall be one million (1,000,000), and the maximum aggregate grant with respect to Awards of Restricted Stock granted in any one calendar year to any one Grantee shall be one hundred thousand (100,000).

          Bonus Shares: The maximum number of Shares that maybe granted as Bonus Shares under the Plan shall be 300,000.

          Performance Shares/Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units granted in any one calendar year to any one Grantee shall be equal to the value of one hundred thousand (100,000) Shares; provided, however, that if the Performance Period applicable to a Performance Unit exceeds twelve months, the 100,000 share limit shall apply to each 12-month period in the Performance Period.

          Incentive Awards: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Incentive Awards granted in any one calendar year to any one Grantee shall be 300% of the Grantee's base salary (as in effect on the first day of the performance period or, if later, the date the Grantee becomes an employee of the Company or any Subsidiary) up to a maximum of $1 million in base salary; provided, however, that if the Performance Period applicable to an Incentive Award exceeds twelve months, the foregoing limit shall apply to each 12-month period in the Performance Period.

If an Award denominated in Shares is cancelled, the cancelled Award continues to count against the maximum number of Shares for which an Award denominated in Shares may be granted to a Grantee in any calendar year. The Share limits of this Section 4.2 shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4.3.

     Adjustments in Authorized Shares. In the event of any change in corporate capitalization, including a stock split, or share combination or a corporate transaction, including any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

     Performance-Based Exception Under Section 162(m).

          Performance Measures. Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section 4.4, the attainment of which may determine the degree of payout and/or vesting with respect to Awards designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following and including any of the following in the aggregate or on a per-Share basis and on a pre-tax or after-tax basis:

          Earnings;

          Net income;

          Net operating income;

          Cash flow provided by operations;

          Free cash flow;

          Return measures (including return on assets, equity, or sales);

          Earnings (before or after any of interest, taxes, depreciation or amortization);

          Gross revenues;

          Share price (including growth measures and total shareholder return or attainment by the Shares of a specified value for a specified period of time);

          Reductions in expense levels;

          Strategic business criteria, consisting of one or more objectives based on meeting objective standards of rate adequacy, premium growth, market share retention, budget, operating plan, customer/employee satisfaction, customer/employee diversity, business development or special projects;

          Combined ratio (or any of its components); and

          Gross or net written premiums.

provided that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

     FLEXIBILITY AS TO TIMING, WEIGHTING, APPLICABLE BUSINESS UNIT. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Goals within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase or rate of growth, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may he the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Company as a whole, or to a Grantee, a department, unit, division or function within the Company, or any one or more Subsidiaries; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

     DISCRETION TO ADJUST. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception) be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be certified in writing prior to payment of the Award.

     ALTERATION OF PERFORMANCE MEASURES. In the event that applicable laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

                  ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

     Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

     Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

     Maximum Term. Any provision of the Plan to the contrary notwithstanding, the Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided.

     Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall he set forth in an Award Agreement, provided that the terns and conditions of Incentive Awards may be set forth in a resolution or other document adopted by the Committee and generally applicable to all Grantees of Incentive Awards, which resolution or other document shall be deemed an Award Agreement for purposes of this Plan.

     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under the Plan as it may deem advisable, including restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which Shares are then listed or traded, and under any blue sky or state securities laws applicable to such Shares.

     Termination of Affiliation. Each Grantee's Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Award following Termination of Affiliation. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all Awards granted under the Plan, and may reflect distinctions based on the reasons for Termination of Affiliation. Notwithstanding the foregoing, vesting of Restricted Stock and distributions or payments with respect to other Awards intended to qualify for the Performance-Based Exception shall occur at the time they would have, but for the Termination of Affiliation, if such Termination of Affiliation is for a reason other than death, Disability, or in connection with a change of control of the Company or a Subsidiary.

     Nontransferability of Awards.

     Each Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee or his or her guardian or legal representative, except that, a Grantee may, in a manner and to the extent permitted by the Committee in its discretion, designate in writing a beneficiary to exercise an Award after the Grantee's death in accordance with Article 12, and Non-Qualified Stock Options may be transferred in accordance with subsection (b).

     Notwithstanding subsection (a) above, to the extent provided in the Award Agreement, Nonqualified Stock Options may be transferred, without consideration, to a Permitted Transferee. For this purpose, a "PERMITTED TRANSFEREE" in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the "IMMEDIATE FAMILY" of a Grantee includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests. Such Award may he exercised by such transferee in accordance with the terms of such Award.

     A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

     Cancellation and Rescission of Awards.

     Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

     Upon exercise, payment, or delivery pursuant to an option, the Grantee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Grantee fails to comply with the provisions of this Section 5.8 prior to, or during the six months after, any exercise, payment, or delivery pursuant to an Award, such exercise, payment, or delivery may be rescinded by the Committee within two years thereafter. In the event of any such rescission, the Grantee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Grantee by the Company.

     Exercise by Non-Grantee. If as permitted by the Plan any Award is exercised by, or benefits under an Award are to be paid to any person other than the Grantee, references in this Plan to the Grantee shall include such person, and such person shall provide at the time of exercise of an Award or prior to payment of the Award such documentation as may reasonably be required by the Committee, including without limitation, evidence of authority of such person or persons to exercise or receive payment of the Award and if the Committee so specifies, evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

     No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     Tax Obligations. No Award shall be settled, whether in cash or Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.

                                 STOCK OPTIONS

     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

     Option Price. The Option Price of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

     Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

          shall, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on the Grant Date;

          shall be for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Code Section 422, which exceeds $100,000 (the "$100,000 Limit");

          shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

          the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

          if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant;

          shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

          shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Code Section 421(b)

     (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition; and

          shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and maybe exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in Article 12 of the Plan and in the manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death; and

          shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (i) and (ii) above, as a Non-Qualified Stock Option.

     Notwithstanding the foregoing, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such option from being treated as an Incentive Stock Option.

     Exercise and Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company identifying the Option being exercised and setting forth the number of Shares with respect to which the Option is being exercised, accompanied by full payment for the Shares.

     Payment of the Option Price may be made by any one or more of the following means:

          cash, personal check or wire transfer;

          Mature Shares, valued at their Fair Market Value on the date of exercise;

          with the approval of the Committee, Restricted Stock held by the Grantee for at least six months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

          pursuant to procedures previously approved by the Company, but subject to applicable law (including Section 402 of the Sarbanes-Oxley Act of 2002 relating to extensions of credit in the form of a loan to directors and executive officers (or the equivalent thereof)), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

          The Committee may in its discretion specify that, if any Restricted Stock Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option, or (y) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

                           STOCK APPRECIATION RIGHTS

     Grant of SARs. Subject to the terms and conditions of the Plan, SARs maybe granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof. Any SAR related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any SAR related to an Incentive Stock Option must be granted at the same time such Option is granted.

     Award Agreements. Each SAR shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined from time to time by the Committee. The Committee shall have complete discretion in determining the number of SARs granted to each Grantee (subject to Article 4), the Strike Price thereof (subject to Section 7.3), and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

     Strike Price. The Strike Price of a SAR under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

     Exercise of Tandem SAR. Tandem SARs may be exercised for all or part of the Shares subject to the related Award upon the surrender of the right to exercise the equivalent portion of the related Award. A Tandem SAR may be exercised only with respect to the Shares for which its related Award is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO; (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underling ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     Exercise and Payment of SAR Amount. SARs shall be exercised by the delivery of a written notice to the Company identifying the SAR being exercised and setting forth the number of Shares with respect to which the SAR is being exercised. Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

          The difference between the Fair Market Value of a Share on the date of exercise and the Strike Price, by

          The number of Shares with respect to which the SAR is exercised; provided that the Committee may provide that the benefit payable on exercise of any SAR shall not exceed such percentage of The Fair Market Value of a Share on the Grant Date as the Committee shall specify.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

                                RESTRICTED STOCK

     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Eligible Person in such amounts as the Committee shall determine. Restricted Stock may be granted as Restricted Stock Shares or Restricted Stock Units.

     Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Stock Shares or Units granted, and such other provisions as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, and/or restrictions under applicable federal or state securities laws.

     Other Restrictions. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Stock Shares, provided that except with respect to Restricted Stock Shares issued from treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Stock Share. Such payment shall be made in full by the Grantee before the delivery of the Shares and in any event no later than 10 days after the Grant Date for Restricted Stock Shares.

     Effect of Forfeiture. If Restricted Stock Shares are forfeited, then if the Grantee was required to pay for such Restricted Stock or acquired such Restricted Stock upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Stock, or (y) the Fair Market Value of the Shares on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Restricted Stock Shares that have been forfeited shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Stock.

     Escrow; Legends. The Committee may provide that the certificates for any Restricted Stock Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Stock Shares. If any Restricted Stock Shares become nonforfeitable, the Company shall cause certificates for such Shares to be issued without such legend.

     Crediting Restricted Stock Units. If Restricted Stock Units are granted, the Company shall establish an account ("RSU Account" ) on its books for each Eligible Person who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Grantee's RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distribution of Shares or other amounts credited to RSU Accounts shall be an unfunded unsecured obligation of the Company.

     Settlement of RSU Accounts. The Company shall settle an RSU Account by delivering to the Grantee a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee's RSU Account (or a specified portion in the event of any partial settlement); provided that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Stock Unit. Unless the Settlement Date is deferred pursuant to Article 13, the "Settlement Date" for all Restricted Stock Units credited to a Grantee's RSU Account shall be the earlier of (a) the lapse of the Period of Restriction applicable to an Award of Restricted Stock Units, or (b) promptly following the Grantee's death or disability (as defined in Code
Section 409A(a)(2)(C)(i)).

     Voting and Dividend Equivalents. At the discretion of the Committee and to the extent set forth in the Award Agreement and consistent with the requirements of Section 409A, a Grantee may be entitled to receive dividend equivalents with respect to Shares in connection with grants of Restricted Stock Shares or Restricted Stock Units which have been awarded but not yet vested in the Grantee. In addition, a Grantee may, at the discretion of the Committee and to the extent set forth in the Award Agreement, be entitled to exercise his or her voting rights with respect to Restricted Stock Shares. No voting rights shall be exercised with respect to Restricted Stock Units.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/ or value of Performance Units/Shares that will be paid out to the Grantee. The Committee may set the Performance

Goals for Awards of Performance Units at threshold, target and maximum performance levels, with the number or value of the Performance Units payable tied to the degree of attainment of the various performance levels during the Performance Period. No payment shall be made with respect to a Performance Unit if the threshold performance level is not attained. If Performance Goals are attained between performance levels (i.e., either between the threshold and target performance levels or between the target and maximum performance levels) the number or value of the Performance Unit at the end of the Performance Period shall be determined by linear interpolation, unless otherwise provided by the Committee at the time of grant. To the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all Performance Goals shall he objective, and shall be based on Performance Measures.

     Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. If the Performance Unit Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of attainment of the Performance Goals in writing before the Award is settled.

     If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

     Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may he granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     At the discretion of the Committee and to the extent set forth in the Award Agreement, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned but not yet distributed to the Grantee. In addition, a Grantee may, at the discretion of the Committee and to the extent set forth in the Award Agreement, be entitled to exercise his or her voting rights with respect to such Shares.

                                INCENTIVE AWARDS

     Incentive Awards. Subject to and consistent with the provisions of the Plan, Incentive Awards may be granted to any Eligible Person in accordance with this Article 10. Incentive Awards shall be based on achievement of Performance Goals over a Performance Period which may be one fiscal year or less ("Annual Incentive Awards") or more than one fiscal year ("Long-Term Incentive Awards"). The Committee shall designate the individuals eligible to be granted an Incentive Award for a year or other Performance Period within the first ninety
(90) days of such year or other Performance Period or, in the case of a newly-hired or newly-promoted Grantee, not later than the elapse of 25% of the remainder of such year or other Performance Period after such hiring or promotion. The Committee may designate an Eligible Person as eligible for a full year or other Performance Period or for a period of less than a full year or other Performance Period. The opportunity for a Covered Employee to be granted an Incentive Award shall be, and the opportunity for a Grantee other than a Covered Employee may in the discretion of the Committee be, evidenced by an Award Agreement, which shall specify the individual's Bonus Opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine.

     Determination of Amount of Incentive Awards.

     AGGREGATE MAXIMUM. The Committee may establish guidelines as to the maximum aggregate amount of Incentive Awards payable for any year.

     ESTABLISHMENT OF PERFORMANCE GOALS AND BONUS OPPORTUNITIES. Within the first ninety (90) days of each year or other Performance Period, the Committee shall establish Performance Goals for the year or other Performance Period(which may be the same or different for some or all Eligible Persons) and shall establish the threshold, target and maximum Bonus Opportunity for each Participant for the attainment of specified threshold, target and maximum Performance Goals. Performance Goals and Bonus Opportunities may be weighted for different factors and measures as the Committee shall determine.

     COMMITTEE CERTIFICATION AND DETERMINATION OF AMOUNT OF ANNUAL INCENTIVE AWARD. The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each year or other Performance Period but not later than March 15 of the calendar year following the end of such year or other Performance Period. The Committee shall determine an individual's maximum annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual's Bonus Opportunity. The Committee reserves the discretion to reduce (but not below zero), but not increase the amount of an individual's Incentive Award below the maximum Incentive Award. The determination of the Committee to reduce (or not pay) an individual's Incentive Award for a year or other Performance Period shall not affect the maximum Incentive Award payable to any other individual. No Incentive Award shall be payable to an individual unless at least the threshold Performance Goal is attained.

     TERMINATION OF AFFILIATION. If an individual has a Termination of Affiliation during the year or other Performance Period, the Committee may authorize the payment of an Incentive Award to such individual, and in the absence of such authorization, the individual shall receive no Incentive Award for such year or other Performance Period.

     Time of Payment of Incentive Awards. Incentive Awards shall be paid as soon as administratively practicable after the Committee determines the amount of the Incentive Award, but not later than March 15 of the calendar year following the year or other Performance Period for which the Committee has certified the degree of attainment of Performance Goals.

     Form of Payment of Incentive Awards. An individual's Incentive Award shall be paid in cash, Shares, Restricted Stock, Options, or any other form of equity or any combination thereof as is provided in the Award Agreement. The Committee may provide in an Award Agreement that payment of an Incentive Award may be deferred in accordance with any rules or procedures that may be established by the Committee from time to time in accordance with the Plan and Section 409A of the Code, either before or after the decision or election to defer is made.

                                  BONUS SHARES

     Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

                            BENEFICIARY DESIGNATION

     Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation or the survival of any designated beneficiary, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's surviving spouse, if any, or if none then to the Grantee's surviving descendants per stirpes, or if neither surviving spouse nor surviving descendants, then to the estate of the last to die of the Grantee and any designated beneficiary.

                                   DEFERRALS

     At the discretion of the Committee and to the extent set forth in the Award Agreement and consistent with the requirements of Section 409A, the Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, the satisfaction of any requirements or goals with respect to Performance Units/Shares, or an Incentive Award. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals that are in accordance with the Plan and
Section 409A of the Code.

                         RIGHTS OF EMPLOYEES/DIRECTORS

     Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment at any time, nor confer upon any Grantee's right to continue in the employ of the Company.

     Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                               CHANGE IN CONTROL

     Treatment of Outstanding Awards. The Committee may provide in an Award Agreement for different terms and conditions to apply prior to and after a change in control of the Company or a Subsidiary.

     Occurrence of Change of Control. The Committee may set rules for determining when a change of control of the Company or a Subsidiary has occurred.

                    AMENDMENT, MODIFICATION, AND TERMINATION

     Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's stockholders, except (i) as such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and except that (ii) the Board may not without the approval of the Company's stockholders amend the Plan to (x) increase the total number of shares reserved for the purposes of the Plan, or to
(y) change the individuals or class of individuals eligible to participate in the Plan.

     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment to an Award intended to meet the requirements of the Performance Based Exception shall be authorized to the extent that such adjustment would be inconsistent with the Award's meeting the requirements of Section 162(m) of the Code.

     Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification or the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award unless such termination, amendment, or modification is required by the listing criteria of any exchange on which Shares of the Company are traded or is necessary or advisable (as determined by the Committee) to carry out the purposes of the Plan as a result of any new or change in applicable law (including any requirement of the Code to obtain a tax benefit or to avoid a tax or tax penalty for either the Company or any Grantee).

                                  WITHHOLDING

     Withholding.

     Mandatory Tax Withholding.

          Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Stock Shares becoming nonforfeitable or Restricted Stock Units becoming payable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require
     (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

          Any Grantee who makes a Disqualifying Disposition or an election under Code Section 83(b) shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

     Elective Share Withholding.

          Subject to the following subsection, a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Stock Shares becoming nonforfeitable or Restricted Stock Units becoming payable (each, a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

          Each Share Withholding election shall be subject to the following conditions:

             any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

             the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

             the Grantee's election shall be irrevocable.

     Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any option, or the grant of Restricted Stock Shares, makes the election permitted under Code Section 83(b) to include in such Grantee's gross income in the year of transfer the amounts specified in Code Section 83(b), then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Code
Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

                             ADDITIONAL PROVISIONS

     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

     Securities Law Compliance. If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

     No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Stock Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Stock Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Award Agreement or the Plan. At the time of a grant of Restricted Stock Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Stock Shares shall be subject to the same restrictions and other terms as apply to the Restricted Stock Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

     Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death, disability or other benefit under (a) any pension, retirement, profit-sharing, bonus, disability insurance or other employee benefit plan of the Company or any Subsidiary, or any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

     Employment Agreement Supersedes Award Agreement. In the event a Grantee is a party to an employment agreement with the Company or Subsidiary, that provides for annual incentive or for vesting, extended exercisability or transferability of equity compensation awards on terms more favorable to the Grantee than the Grantee's Award Agreement, the employment agreement shall be controlling; provided that (a) if the Grantee is a Section 16 Person, any terms in the employment agreement requiring Compensation Committee, Board, or shareholder approval in order for an exemption from Section 16(b) of the Exchange Act to be available to such terns shall have been approved by the Compensation Committee, Board or shareholders, as applicable, and (b) the employment agreement shall not be controlling to the extent the Grantee and Grantee's employer agree it shall not be controlling.

     Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

     Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee's employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

     Shareholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company's shareholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the amended and restated Plan by the Company's shareholders.

     Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Illinois, other than its laws respecting choice of law.

[CNA SURETY LOGO]                                                       +
                                                000000000.000 ext
                                                000000000.000 ext
                                                000000000.000 ext
MR A SAMPLE                                     000000000.000 ext
DESIGNATION (IF ANY)                            000000000.000 ext
ADD 1                                           000000000.000 ext
ADD 2                                           000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6                                           C 1234567890 J N T


                                                [ ] Mark this box with an X if
                                                    you have made changes to
                                                    your name or address details
                                                    above.

================================================================================
ANNUAL MEETING PROXY CARD
================================================================================

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFIC DIRECTIONS BELOW. IF THE PROXY IS SIGNED AND RETURNED WITHOUT SUCH DIRECTIONS, IT WILL BE VOTED FOR ALL PROPOSALS.

A ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                          FOR  WITHHOLD                           FOR   WITHHOLD

01 - Philip H. Britt      [ ]    [ ]       05 - Lori Komstadius   [ ]      [ ]

02 - Roy E. Posner        [ ]    [ ]       06 - Robert Tinstman   [ ]      [ ]

03 - Adrian M. Tocklin    [ ]    [ ]       07 - John F. Welch     [ ]      [ ]

04 - James R. Lewis       [ ]


B ISSUES

The Board of Directors recommends a vote FOR the following proposals.

                                              FOR   AGAINST   ABSTAIN

2. To approve the Company's proposed 2006     [ ]     [ ]       [ ]
   Long-Term Equity Compensation Plan.

3. To ratify the Audit Committee's            [ ]     [ ]       [ ]
   appointment of the Company's
   independent registered public
   accounting firm, Deloitte & Touche,
   for fiscal year 2006.

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing. Joint owners should each sign.

Signature 1 - Please keep       Signature 2 - Please keep      Date (mm/dd/yyyy)
signature within the box        signature within the box

-------------------------       -------------------------      -----------------
                                                                   /  /
                                                                --  -- -- -- --
-------------------------       -------------------------      -----------------

================================================================================
PROXY - CNA SURETY CORPORATION
================================================================================

CNA CENTER
41 FLOOR
333 S. WABASH
CHICAGO, ILLINOIS 60685
(312) 822-5000
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ON APRIL 25, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNA Surety Corporation (the "Company") will be held at CNA Center, 41 Floor, 333 S. Wabash, Chicago, IL 60685 on Tuesday, April 25, 2006, at 9:00 a.m. CDT.

The Board of Directors has fixed the close of business on March 1, 2006, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to fill in, date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope.

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE POSTPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                     -------------------------------------


THIS IS YOUR PROXY.
YOUR VOTE IS IMPORTANT.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR PROXY IN THE ENCLOSED ENVELOPE. THANK YOU FOR YOUR ATTENTION TO THIS IMPORTANT MATTER.